As filed with the Securities and Exchange Commission on April 29, 2020
File Nos. 333-143669
811-22077
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	23	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	26	[	X	]

(Check appropriate box or boxes)

PROSPECTOR FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

370 Church Street
Guilford, Connecticut 06437
(Address of Principal Executive Office)

203-458-1500
(Registrant’s Telephone Number, including Area Code)

John D. Gillespie, President
370 Church Street
Guilford, Connecticut 06437
(Name and address of agent for Service)

Copies of Communications to: Patricia A. Poglinco Seward & Kissel LLP One Battery Park Plaza New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

A PRIL 30, 2020

PROSPECTOR FUNDS, INC.

PROSPECTOR CAPITAL APPRECIATION FUND (PCAFX)
PROSPECTOR OPPORTUNITY FUND (POPFX)

www.prospectorfunds.com

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.prospectorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (877) 734‑7862.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (877) 734‑7862 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

A family of value-oriented mutual funds

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered Are Not
FDIC Insured
May Lose Value
Are Not Bank Guaranteed

(This Page Intentionally Left Blank.)

SUMMARY SECTION
CAPITAL APPRECIATION FUND
Investment Objective

The investment objective of the Capital Appreciation Fund (the “Capital Appreciation Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses	0.90%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	1.96%
Fee Waiver and Expense Reimbursement(4)	-0.70%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%

(1)
Management fees have been restated to reflect a decrease in the Fund’s contractual management fee from 1.10% of the Fund’s average daily net assets to 1.00% of the Fund’s average daily net assets, effective September 19, 2019.

(2)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.

(3)
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights because (i) the Financial Highlights reflect only the direct operating expenses of the Fund and do not include AFFE and (ii) the Fee Waiver and Expense Reimbursement has been restated to reflect the current Expense Cap (defined below).

(4)
Restated to reflect the current Expense Cap (defined below). Prospector Partners Asset Management LLC (the “Investment Manager”) has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2021. The Expense Cap may only be terminated or amended by the Board of Directors. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap at the time such reimbursement or waiver was made. For more information on the Expense Cap, see “Understanding Expenses.”

Example. This Example is intended to help you compare the cost of investing in the Capital Appreciation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$547	$992	$2,229

Portfolio Turnover. The Capital Appreciation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Capital Appreciation Fund invests primarily in a variety of equity and equity-related securities, including common stocks, convertible preferred and convertible debt securities. The Capital Appreciation Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, the Investment Manager invests in positions in the United States and other developed markets. The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, the Investment Manager also considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. The Investment Manager looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. The Investment Manager's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.

The investment program of the Capital Appreciation Fund focuses on value. The Investment Manager believes that value will typically be manifest in one of four ways: (1) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (2) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.

Once a company is identified as a potential investment, the Investment Manager examines the capital structure to determine whether any attractive convertible securities are outstanding. In general, convertible securities: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) may be subject to less fluctuation in value than the underlying common stock because of their income and redemption features; and (3) provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as “equity substitutes”). Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. The underlying equity need not be a value situation if the Investment Manager believes that the downside is well protected by the bond-like characteristics of the particular convertible security.

The distressed securities in which the Capital Appreciation Fund may invest include all types of debt obligations, including corporate bonds, debentures, notes, municipal bonds and, to the extent permitted by applicable laws and regulations, securities issued by foreign issuers, including foreign governments.

The Fund may invest in restricted securities including, but not limited to, private placements of equity and/or debt securities of private companies. In particular, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933, as amended (“144A securities”).

In pursuit of its value-oriented strategy, the Capital Appreciation Fund may invest without regard to market capitalization. The Capital Appreciation Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

Principal Investment Risks

The Capital Appreciation Fund is subject to various risks, any of which could cause an investor to lose money. Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment.

The Capital Appreciation Fund’s investments in equity securities will expose the Fund to:

•
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.

•
Convertible Securities Risk, which is the risk that, with respect to a convertible security and prior to its conversion to equity, the price of the convertible security will normally vary with changes in the price of the underlying equity security, and the convertible security will generally offer interest or dividend yields that are lower than non-convertible debt securities of similar quality.

The Capital Appreciation Fund may invest in debt securities, which would expose the Fund to:

•
Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole.

•	Income Risk, which is the chance that the Capital Appreciation Fund’s income will decline because of falling interest rates.

•
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

•
High Yield Securities Risk, which is the risk that debt securities in the lower rating categories are subject to a greater probability of loss in principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

The Capital Appreciation Fund may invest in foreign securities, which would expose the Fund to:

•
Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•	Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.

The Capital Appreciation Fund may use derivatives, which would expose the Fund to:

•
Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Capital Appreciation Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price.

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

The Capital Appreciation Fund may invest in smaller and mid-sized companies, which would expose the Fund to:

•
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

The Capital Appreciation Fund may invest in value securities, which would expose the Fund to:

•
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Capital Appreciation Fund may invest in in restricted securities, which would expose the Fund to:

•
Restricted Securities Risk, which is the risk that restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. It may not be possible to sell certain restricted securities at any particular time or at an acceptable price.

An investment in the Capital Appreciation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Capital Appreciation Fund may be found in the “More Information on Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this prospectus.

Performance

The following performance information indicates some of the risks of investing in the Capital Appreciation Fund. The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table illustrates how the Fund’s average annual returns for 1-year, 5-years, 10-years, and since inception periods compare with the S&P 500® Index, a broad measure of market performance. The S&P 500® Index is a widely recognized, managed index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because an index cannot be invested in directly, the index returns do not reflect a deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.prospectorfunds.com or by calling the Fund toll-free at 1-877-734-7862.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.08% for the quarter ended March 31, 2019, and the lowest quarterly return was -12.37% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2019)
				Since Inception
	1 Year	5 Years	10 Years	(9/28/07)
Return Before Taxes	22.33%	8.10%	8.13%	6.19%
Return After Taxes on Distributions	20.60%	7.08%	6.98%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	6.26%	6.42%	4.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	8.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Prospector Partners Asset Management, LLC, the Investment Manager, is the investment adviser of the Fund.

Portfolio Managers. The Capital Appreciation Fund is managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Investment Manager
John D. Gillespie	12.5	Managing Member
Kevin R. O’Brien	12.5	Portfolio Manager
Jason A. Kish	7	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Capital Appreciation Fund shares on any business day by written request via mail (Prospector Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at (877) 734-7862, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial	Additional
Regular Accounts	$10,000	$1,000
Automatic Investment Plans	$10,000	$100
IRAs (Traditional, Roth and SIMPLE)	$10,000	$1,000
SEPs, Coverdell ESAs, and SAR-SEPs	$10,000	$1,000

Tax Information
The Capital Appreciation Fund’s distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Capital Appreciation Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Investment Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

OPPORTUNITY FUND
Investment Objective

The investment objective of the Opportunity Fund (the “Opportunity Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	0.07%
Other Expenses	0.43%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	1.51%
Fee Waiver and Expense Reimbursement(4)	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%

(1)
Management fees have been restated to reflect a decrease in the Fund’s contractual management fee from 1.10% of the Fund’s average daily net assets to 1.00% of the Fund’s average daily net assets, effective September 19, 2019.

(2)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.

(3)
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights because (i) the Financial Highlights reflect only the direct operating expenses of the Fund and do not include AFFE and (ii) the Fee Waiver and Expense Reimbursement has been restated to reflect the current Expense Cap (defined below).

(4)
Restated to reflect the current Expense Cap (defined below). The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Opportunity Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2021. The Expense Cap may only be terminated or amended by the Board of Directors. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Opportunity Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. For more information on the Expense Cap, see “Understanding Expenses.”

Example. This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$453	$800	$1,780

Portfolio Turnover. The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Opportunity Fund invests primarily in a variety of equity and equity-related securities, including common stocks. The Opportunity Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, the Investment Manager invests in positions in the United States and other developed markets. The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, the Investment Manager considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. The Investment Manager looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. The Investment Manager's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.

The investment program of the Opportunity Fund focuses on value. The Investment Manager believes that value will typically be manifest in one of four ways: (1) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (2) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.

In pursuit of its value-oriented strategy, the Opportunity Fund may invest substantially in small and mid-cap companies. For the purposes of this investment policy, small to mid-cap companies are defined as companies with market capitalizations at the time of purchase in the range of $150 million to $15 billion. The Investment Manager believes that, within the small to mid-cap universe of equity securities, incremental returns can be achieved by combining a disciplined quantitative approach with traditional fundamental analysis. The Opportunity Fund has no fixed ratio for small and mid-cap securities in its portfolio, and while its focus is on securities of U.S. companies, it may invest in securities of non-U.S. issuers as well.

The Opportunity Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

Principal Investment Risks

The Opportunity Fund is subject to various risks, any of which could cause an investor to lose money. Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment.

The Opportunity Fund’s investments in equity securities will expose the Fund to:

•
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.

The Opportunity Fund may invest in debt securities, which would expose the Fund to:

•
Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund's investment portfolio as a whole.

•	Income Risk, which is the chance that the Opportunity Fund’s income will decline because of falling interest rates; and

•
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

The Opportunity Fund may invest in smaller and mid-sized companies, which would expose the Fund to:

•
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

The Opportunity Fund may invest in foreign securities, which would expose the Fund to:

•
Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•	Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.

The Opportunity Fund may use derivatives, which would expose the Fund to:

•
Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Opportunity Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price.

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

The Opportunity Fund may invest in value securities, which would expose the Fund to:

•
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

An investment in the Opportunity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Opportunity

Fund may be found in the “More Information on Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this prospectus.

Performance

The following performance information indicates some of the risks of investing in the Opportunity Fund. The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table illustrates how the Fund’s average annual returns for 1-year, 5-years, 10-years, and since inception periods compare with the Russell 2000® Index, an index that is a broad measure of market performance, as well as the Russell Midcap® Index, an index that reflects the types of securities in which the Fund invests. The indices assume reinvestment of all dividends and distributions. Because an index cannot be invested in directly, the returns of the indices do not reflect a deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.prospectorfunds.com or by calling the Fund toll-free at 1-877-734-7862.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.90% for the quarter ended September 30, 2010, and the lowest quarterly return was -13.15% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2019)
	1 Year	5 Years	10 Years	Since Inception (9/28/07)
Return Before Taxes	25.73%	10.22%	11.51%	9.47%
Return After Taxes on Distributions	24.39%	8.13%	9.83%	8.11%
Return After Taxes on Distributions and Sale of Fund Shares	16.13%	7.68%	9.18%	7.58%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%	7.52%
Russell Midcap® Total Return Index (reflects no deduction for fees, expenses or taxes)	30.54%	9.33%	13.19%	8.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Prospector Partners Asset Management, LLC, the Investment Manager, is the investment adviser of the Fund.

Portfolio Managers. The Opportunity Fund is managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Investment Manager
John D. Gillespie	12.5	Managing Member
Kevin R. O’Brien	12.5	Portfolio Manager
Jason A. Kish	7	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Opportunity Fund shares on any business day by written request via mail (Prospector Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at (877) 734-7862, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial	Additional
Regular Accounts	$10,000	$1,000
Automatic Investment Plans	$10,000	$100
IRAs (Traditional, Roth and SIMPLE)	$10,000	$1,000
SEPs, Coverdell ESAs, and SAR-SEPs	$10,000	$1,000

Tax Information
Opportunity Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Investment Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

MORE INFORMATION ON INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Capital Appreciation Fund and the Opportunity Fund (each a “Fund” and together the “Funds”) are separate series of Prospector Funds, Inc. (the “Company”), an open-end management investment company that offers separate investment portfolios.

Investment Strategies of the Funds and Portfolio Selection

Equity Securities. The Funds may invest in common stocks and equity-related instruments, including preferred stock, convertible preferred stock and convertible debt securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

Debt Securities. Debt securities (including distressed securities as described below), warrants and other securities deemed by the Investment Manager to have appropriate risk/reward characteristics may be included in the Funds’ portfolios. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Foreign Securities. Each Fund may invest in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

Investment Companies. Each Fund may invest, to the extent permissible under the Investment Company Act of 1940, as amended (the “Investment Company Act”), in the securities of registered open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). ETFs are open-ended.

Restricted Securities. Each Fund may invest in restricted securities including, but not limited to, unregistered securities which may be sold under 144A Securities. Investment in restricted securities will not be a principal investment focus of the Opportunity Fund.

Hedging. Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements, may be used for a Fund. Each Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments.

Risk Factors and Special Considerations for the Funds

Stocks. Individual stock prices tend to go up and down dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

Value Investing. Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Funds’ value-oriented strategy may result in the Investment Manager selecting securities for the Funds that are not widely followed by other investors. Securities that the Investment Manager considers to be undervalued also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the Investment Manager’s opinion), turnarounds (companies that have had poor performance for an extended period of time and experience a positive reversal), cyclical companies (companies whose share price performance is highly correlated to the economy), or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

Distressed Securities. The Funds may invest in distressed securities. Distressed securities are stocks, bonds, and trade or financial claims of companies in, or about to enter or exit, bankruptcy or financial distress. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Convertible Securities. The Funds may invest in convertible securities, securities that may be exchanged or converted into a predetermined number of the issuer’s underlying shares or the shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, mandatories, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, but generally offer interest or dividend yields that are lower than non-convertible debt securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline. Convertible securities, however, also appreciate when the underlying common stock appreciates, and conversely, depreciate when the underlying common stock depreciates. The Capital Appreciation Fund is particularly subject to this risk.

High Yield Securities. The Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories (sometimes referred to as below investment grade bonds, or “junk bonds”) by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to greater risk of loss in principal and interest than higher-rated securities, and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions or rising interest rates. The Funds may invest in securities that have the lowest ratings or are in default, and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the trading market for such securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for lower-rated securities. The Funds may invest in foreign securities, and as such, are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments. The Capital Appreciation Fund is particularly subject to this risk.

Market Events. Changes in economic, tax and regulatory policies, interest rates, high inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s investments. Events in the financial sector may result, and have in past years resulted, in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, may be, and have been in past years, particularly affected. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Political, geopolitical, natural and other events, including terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines, as well as the closure of, or operational changes to, many businesses, have had negative impacts on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Fund and its investments.

Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund’s investments in debt securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities. Interest rate risk is also generally greater for debt securities with longer maturities; the value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. However, increasing interest rates may have an adverse effect on the value of a Fund’s investment portfolio as a whole. The Capital Appreciation Fund is particularly subject to interest rate risk.

Liquidity Risk. The Funds’ investments are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling a security within the desired timeframe or at an advantageous price. In addition, legal or contractual restrictions on the resale of a security may affect a Fund’s ability to sell the security when deemed appropriate or necessary by the Investment Manager. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the Fund’s shares and, with respect to fixed-income securities, rising interest rates and a decreasing capacity of dealers in the secondary market to make markets in such securities. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed-income securities markets and heightened volatility in the U.S. and non-U.S. financial markets.

Restricted Securities. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. It may not be possible to sell certain restricted securities at any particular time or at an acceptable price. Due to changing markets or other factors, restricted securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the Securities and Exchange Commission for sale. As permitted by federal securities laws, the Board of Directors of the Company (the “Board”) has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by a Fund may be deemed to be liquid. A Fund may not purchase an illiquid investment if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Capital Appreciation Fund is particularly subject to this risk.

Smaller and Mid-Size Companies. Investing in smaller companies, and to some extent mid-size companies, involves substantial risks and should be considered speculative. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace. In addition, small and mid-size companies may be unable to generate funds necessary for growth or development or be developing or marketing new products or services for which markets are not yet established and may never become established. The Opportunity Fund is particularly subject to this risk.

Change In Market Capitalization. A Fund may intend to invest substantially in companies of a certain market capitalization range. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth or depreciation, the Fund may continue to hold the security if, in the Investment Manager’s judgment, the security remains otherwise consistent with the Fund’s investment objective and strategies. The Opportunity Fund is particularly subject to this risk.

Foreign Securities. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in a Fund to the extent that it invests in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Funds and affect share price. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. In addition, brokerage commissions and other fees may be higher for foreign securities, Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less structured than in the U.S, and the procedures and rules governing foreign transactions and custody (holding of the Funds’ assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may, at times, be unable to sell foreign securities at favorable prices.

Political, Economic and Regulatory Developments. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact a Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which a Fund itself is regulated. The Investment Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Fund to invest in certain assets, or affect the Investment Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

The political, economic and social structures of some foreign countries in which the Funds invest may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Funds’ investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Funds’ investments.

The United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the UK’s departure from the EU, the UK entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Derivatives. A Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, and it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments. These instruments are generally considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. A Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the Investment Manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Investing in derivatives involves, among other risks, the risk that the derivatives may be illiquid and difficult to price, and the risk of potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid. In addition, purchasing and writing call and put options involve the risk of capital loss and market risk associated with changes in the prices of the securities underlying the options.

REITs. A Fund may invest in REITs, which may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline.

Cyber Security Risk. As the use of the internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Investment Manager, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from intentional attacks, such as obtaining unauthorized access to information systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or information, corrupting data or inciting operational disruptions. Cyber security incidents can also result from unintentional events, such as the inadvertent release of sensitive information. Any such incident with respect to a Fund, any of its service providers or an issuer of securities in which a Fund invests may affect business operations, potentially resulting in financial losses, privacy violations, transaction disruptions, legal and regulatory infractions and fines, reputational damage and compensation and/or additional compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cyber security incidents will be effective, particularly since the Funds do not directly control the cyber security measures of service providers, financial intermediaries and issuers of securities in which they invest or with which they do business.

Other Investment Policies of the Funds

To a typically limited extent, the Funds may engage in the additional investment activities described below.

Cash Reserves. The Funds’ portfolios will normally be invested primarily in equity and equity-related securities. However, a Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-

market instruments. The Investment Manager believes that a certain amount of liquidity in a Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions, when a Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund’s total assets. Each Fund’s investment program will largely represent case-by-case investment decisions concerning individual securities. As a result, the size of a Fund’s cash reserve is more likely to reflect the Investment Manager’s ability to find investments meeting the Investment Manager’s purchase criteria rather than a market outlook. When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

Future Developments. A Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

More detailed information about the Funds, their policies and risks can be found in the Statement of Additional Information (“SAI”).

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

MANAGEMENT
Investment Manager

Prospector Partners Asset Management LLC, located at 370 Church Street, Guilford, Connecticut 06437, is the Funds’ investment manager. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission. John D. Gillespie, the managing member of the Investment Manager and a portfolio manager of the Funds, has more than thirty years’ experience in investment advisory services, including experience managing the portfolios of open-end and closed-end registered investment companies. Prospector Partners, LLC, an affiliate of the Investment Manager, serves as adviser to private investment funds and institutional accounts.

Subject to policies adopted by the Board, the Investment Manager directs the purchase or sale of investment securities in the day-to-day management of the Funds’ investment portfolios. The Investment Manager, at its own expense and without reimbursement from either Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing each Fund and maintaining its organization. Pursuant to an investment advisory contract, each Fund pays the Investment Manager an annual management fee for managing such Fund’s assets equal to 1.00% of the Fund’s average daily net assets. (Prior to September 19, 2019, the annual management fee was 1.10% of each Fund’s average daily net assets.) For the fiscal year ended December 31, 2019, after fee waivers and expense reimbursements, the Investment Manager received management fees of 0.41% of the Capital Appreciation Fund’s average daily net assets and 0.86% of the Opportunity Fund’s average daily net assets. See the section entitled “Understanding Expenses” for additional information.

A description of the basis for the Board approving the investment advisory contract with the Investment Manager is available in the Funds’ Annual Report for the fiscal year ended December 31, 2019.

Understanding Expenses

Each Fund pays for its expenses out of its own assets. The Investment Manager or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund.

The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for each of the Funds to 1.25% of their respective average daily net assets. This Expense Cap will remain in effect through at least September 30, 2021, and may only be terminated or amended by the Board. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap.

Any fee waiver or expense reimbursement will increase investment returns of such Fund for the period during which the waiver or reimbursement is in effect.

Portfolio Managers

The Capital Appreciation Fund and the Opportunity Fund are managed by a team consisting of John D. Gillespie, Kevin R. O’Brien and Jason A. Kish. Biographical information about Mr. Gillespie, Mr. O’Brien and Mr. Kish is set forth below.

Biographies

John D. Gillespie
Mr. Gillespie has been the managing member of the Investment Manager since 2007. Mr. Gillespie has been a portfolio manager and securities analyst for more than thirty years. Since 1997, Mr. Gillespie has served as the managing member of Prospector Partners, LLC, an affiliate of the Investment Manager. Mr. Gillespie served as a Director of White Mountains Insurance Group, Ltd. from 1999 until 2015. In addition, from 2002 to 2005, Mr. Gillespie served as non-executive Deputy Chairman of White Mountains Insurance Group, Ltd. and Chairman and President of their registered investment advisory subsidiary. From 1986 through 1997, Mr. Gillespie was an employee of T. Rowe Price Associates, Inc. At the end of his tenure at T. Rowe Price, Mr. Gillespie’s responsibilities included the management of assets of institutional investors, mutual funds and closed-end investment companies. Specifically, Mr. Gillespie was the chairman of the investment committee of the T. Rowe Price Growth Stock Fund from 1994 to 1996, and president of the New Age Media Fund from 1993 until 1997. From 1980 through 1984, Mr. Gillespie was a Senior Financial Analyst at Geico Corporation. Mr. Gillespie received a B.A. cum laude from Bates College in 1980 and an M.B.A. from the Graduate School of Business of Stanford University in 1986. In addition, Mr. Gillespie is on the Board of Trustees and Chairman of the Investment Committee of Bates College and Pomfret School. Mr. Gillespie’s other past directorships include: Montpelier Re, Symetra Financial, National Grange Mutual, Main Street America, Esurance, TransAct and OneBeacon Insurance Group.

Kevin R. O’Brien
Mr. O’Brien has been a portfolio manager at the Investment Manager since 2007. Mr. O’Brien has been a portfolio manager or securities analyst for more than twenty-five years. In April 2003, Mr. O’Brien became a portfolio manager of Prospector Partners, LLC. In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors, LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003). At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds. At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund. Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services. Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986. Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Jason A. Kish
Mr. Kish is a portfolio manager at the Investment Manager and has been a portfolio manager or securities analyst for more than twenty years. Mr. Kish joined Prospector Partners, LLC, an affiliate of the Investment Manager, in December 1997.  He began as a junior analyst, covering all industries, eventually serving as the property-casualty analyst and became the Director of Research in 2010.  From 1995 to 1997, Mr. Kish worked as an auditor at Coopers & Lybrand, LLP in Hartford, CT.  Mr. Kish received a B.S.B.A. from Providence College in 1995. He received his Certified Public Accountant designation in 2000 and his Chartered Financial Analyst designation in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of each Fund’s shares.

Conflicts of Interest

Prospector Partners, LLC, an affiliate of the Investment Manager, acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for institutional accounts. Although it is the policy of the Investment Manager and its affiliates (the “Investment Manager Entities”) to treat all clients fairly and equitably, and the Investment Manager has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Funds. The Board reviews potential conflicts to ensure that such Fund is not disadvantaged. In addition, the Codes of Ethics of the Investment Manager and the Funds contain additional provisions designed to ensure that conflicts of interest are minimized among the Funds and other clients of the Investment Manager Entities.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Investment Manager Entities may pursue strategies not available to a Fund and as a consequence, may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Investment Manager Entities. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of a Fund.

SHAREHOLDER INFORMATION
This section discusses how to buy or sell shares in the Funds offered in this prospectus.

Buying Shares

Minimum Purchase Requirements:

For all accounts, there is an initial investment minimum of $10,000, and, for any additional investment, there is a minimum of $100 for Automatic Investment Plans (“AIPs”) and $1,000 for other types of shareholders.

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

Retirement and Employee Benefit Plans

Shares are also available to:

•	Coverdell Education Savings Accounts (Coverdell ESAs);

•
Simplified Employee Pension Plans (SEPs, including SAR-SEPs), traditional IRAs, ROTH IRAs, SIMPLE IRAs, individual 403(b) plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans and money purchase pension plans, and

•	Defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds (group retirement plans) with assets of $1,000,000 or more.

Information About Your Account

Each Fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value (“NAV”) per share without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.

Opening an Account. You may purchase shares by check, ACH, or wire. All checks must be in U.S. Dollars drawn on a domestic bank and should be made payable to “Prospector Funds, Inc.” The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any losses sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances, or in amounts, considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) post office box, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. The timing of the receipt of a purchase order or redemption request is determined by the Transfer Agent based on when the order or request is received at the Transfer Agent’s offices.

Anti-Money Laundering Program

Customer identification and verification are part of the Company’s overall obligation to deter money laundering under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act). The Company has appointed an Anti-Money Laundering Compliance Officer and adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Company reserves the right, to the extent permitted by law, to (1) refuse, cancel or rescind any purchase or exchange order, (2) freeze any account and/or suspend account services or (3) close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Company’s management, they are deemed to be in the best interest of the Funds or when the Funds are requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Account Application and Customer Identity and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Company will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owners of the legal entity. If you do not supply the required information, the Company will attempt to contact you or, if applicable, your broker or financial adviser. If the fund cannot obtain the required information within a timeframe established in the Fund’s sole discretion, your application will be rejected.

When your application is in “proper form” (as defined below) and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Company may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Company will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Company will try to verify your identity within a timeframe established in the Company’s sole discretion. If the Company cannot do so, it reserves the right to close your account at the NAV next calculated after the Company decides to close your account, and to remit proceeds to you via check, but only if your check first clears the bank. If your account is closed, you may be subject to a gain or loss on shares and will be subject to any related taxes.

Market Timing

Market Timing Generally. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Company’s policy to discourage short-term or frequent trading, often referred to as “market timing.” Frequent trading in the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, may interfere with the management of the Funds’ portfolios and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the Funds may incur expenses related to buying and selling portfolio securities and these expenses are borne by the Funds’ shareholders.

Specifically, focus is placed on identifying frequent redemption transactions that may be harmful to the Funds or their shareholders. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The Company reserves the right to restrict or reject, or cancel within one business day, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Investment Manager, represent excessive trading, may be disruptive to the management of a Fund’s portfolio, may increase a Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of a Fund and its shareholders. The Company also reserves the right to refuse, restrict or cancel purchase orders not accompanied by payment and to take such other actions in response to potential market timing activity as are described below. The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

Market Timing Consequences. If information regarding your trading activity in a Fund is brought to the attention of the Investment Manager and based on that information, a Fund or the Investment Manager, in its sole discretion, concludes that your trading may be detrimental to such Fund, the Company may temporarily or permanently bar your future purchases in the Fund or the Company, or alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). The Company may refuse to sell shares to persons determined by the Company to be potential market timers, even if any pre-determined limitations established on behalf of a Fund have not been reached.

In considering an investor’s trading activity, the Company may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in a Fund, in other mutual funds, or in accounts under common control or ownership.

Due to its investment in the securities of foreign issuers, which may have more limited trading markets and investing in foreign securities presents the risk of arbitrage marketing timing, the Funds may be subject to greater risk of market timing activity than funds investing in securities of certain domestic issuers.

Market Timing and Redemptions through Financial Intermediaries. You are an investor subject to the Company’s policies and procedures regarding frequent trading (including its policies described below with respect to the application of the 2% short-term trading redemption fee), whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an Internal Revenue Service (IRS) recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers.

Risks from Market Timers. Depending on various factors, including the size of each Fund, the amount of assets the Investment Manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact such Fund’s performance.

In addition, to the extent that the nature of a Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s NAV per share. As noted above, since the Funds may invest in foreign securities, they may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Funds’ international portfolio securities trade and the time as of which the Funds’ NAV is calculated. Arbitrage market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before calculation of such Fund’s NAV. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays” below).

Since the Funds may invest in securities that are, or may be, restricted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), they may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Funds’ NAV and the latest indications of market values for those securities. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation - Individual Securities” below).

The Company is currently using several methods designed to reduce the risks associated with market timing. These methods include:

•
Committing staff of the Company or the Company’s agent to selectively review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Company’s policies regarding frequent trading;

•	Assessing a redemption fee for short-term trading;

•
Monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted; and

•	Seeking the cooperation of financial intermediaries to assist the Company in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Company seeks to make judgments and applications that are consistent with the interests of the Company’s shareholders. There is no assurance that the Company or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Company will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Company cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of Market Timing Trades. Transactions placed in violation of the Company’s policies regarding frequent trading are not necessarily deemed accepted by the Company and may be cancelled or revoked by the Company following receipt by the Company. The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

Redemption Fee

Redemption Fee Assessment. You may redeem shares of each Fund at the NAV per share minus any applicable redemption fee. A short-term trading redemption fee will be assessed on any Fund’s shares that, sixty (60) calendar days or less following the date of their purchase, are sold (1) by redemption, whether voluntary or involuntary, unless such involuntary redemption is because you have a low balance, (2) through a systematic withdrawal plan or (3) by exchange. This redemption fee will equal 2.00% of the amount redeemed (using standard rounding criteria). To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Company will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption (or exchange) will be compared with the earliest purchase date of shares held in the account. The redemption fee, if applicable, will automatically be assessed at the time of the transaction and may be collected by deduction from the redemption proceeds.

This redemption fee is imposed to discourage short-term trading and is paid into the Fund whose shares are redeemed or exchanged to help offset the transaction costs and administrative expenses associated with short-term trading. This redemption fee is not intended to accommodate short-term trading and the Company will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account with the Company, the Investment Manager may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the section entitled “Market Timing” above and elect to (1) reject or limit the amount, number, frequency or method for requesting future purchases into the Company and/or (2) reject or limit the amount, number, frequency or method for requesting future redemptions out of a Fund.

Waiver/Exceptions/Changes. The redemption fee is mandatory. The redemption fee may not apply to redemptions or exchanges by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where the beneficial owner has limited investment discretion with respect to its shares in a Fund. In addition, the Company reserves the right to modify or eliminate the redemption fee or impose waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection. Currently, the Company is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption or exchange, the Fund whose shares are redeemed or exchanged will not receive the redemption fee. Further, if a Fund’s shares are redeemed or exchanged by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

If a financial intermediary that maintains an account with the Transfer Agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Funds from applicable customer accounts, no redemption fees will be charged directly to the financial intermediary’s account by the Funds. Certain financial intermediaries that collect a redemption fee on behalf of the Funds from applicable customer accounts may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Involuntary Redemptions. The Company reserves the right to close your account and redeem your shares in a Fund (1) if the account value falls below the Fund’s minimum account level of $10,000, (2) to reimburse the Funds for any loss sustained by reason of a failure to make full payment for shares purchased, (3) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to the Fund’s shares as provided in this prospectus, (4) if you are deemed to engage in activities that are illegal (such as late trading) or are otherwise believed by the Investment Manager to be detrimental to the Fund (such as by market timing), or (5) for other good reasons as determined by the Investment Manager, in its sole discretion. Note that an involuntary redemption may result in tax consequences. See “Dividends, Distributions and Shareholder Taxes” below.

How to Invest in a Fund

Opening an Account	Adding to an Account
By Mail
Regular Mail
•
Complete the application.
•
Make check payable to “Prospector Funds, Inc.”
•
Mail application and check to:
   Prospector Funds, Inc.
   c/o U.S. Bank Global Fund Services
   P.O. Box 701
   Milwaukee, WI 53201-0701

Overnight Mail
   Prospector Funds, Inc.
   c/o U.S. Bank Global Fund Services
   615 East Michigan Street, 3rd Floor
   Milwaukee, WI 53202-5207

By Mail
•
Make check payable to “Prospector Funds, Inc.” Be sure to include your account number and the Fund in which you intend to invest on the check.
•
Fill out investment slip or provide the relevant information in writing.
•
Mail check with investment slip or other writing to the applicable address on the left.

Opening an Account	Adding to an Account
By Wire
•
Mail your completed application to the applicable address above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.

•
Your bank must include the name of the Fund(s) you are purchasing, the account number, and your name so that monies can be correctly applied.

•
Your bank should transmit immediately available funds by wire to the address provided under “Adding to an Account” located immediately adjacent to the section.

By Wire
Wire funds to:
   U.S. Bank N.A.
   777 East Wisconsin Avenue
   Milwaukee, WI 53202
   ABA #075000022
   Credit: U.S. Bancorp Fund Services, LLC
   Account #112-952-137
   FFC: [Name of Fund]
   [Your Name & Account Number]

Prior to sending subsequent investments, please call Fund Shareholder Servicing (“Shareholder Services”) toll free at (877) 734-7862 to notify the Fund of your wire transfer. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for sending a wire to the Funds

Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern Time,) on each day that the New York Stock Exchange (“NYSE”) is open for business, to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone Initial purchases of shares may not be made by telephone.
By Telephone
Investors may purchase additional shares of the Funds by calling (877) 734-7862. Unless you have declined telephone options on the account application and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business, your shares will be purchased at the net asset value calculated on the day your order is placed.

Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). For security reasons, requests by telephone will be recorded.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your request in writing.

Opening an Account	Adding to an Account
By Automatic Investment Plan (AIP) Initial purchases may not be made by the AIP. You must first open an account with the initial minimum investment. See “Adding to an Account” to the right.
By Automatic Investment Plan (AIP)
This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares.

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan.

In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Funds’ Transfer Agent will charge a $25 fee to your account.

To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Funds’ Transfer Agent at (877) 734-7862 for additional information.

Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 calendar days prior to effective date.

Through a Financial Professional
Contact your financial professional. If for any reason a financial professional is not able to accommodate your purchase request, please call Shareholder Services toll free at (877) 734-7862 to find out how you can purchase Fund shares.
Through a Financial Professional Contact your financial professional.

Account Requirements. For further information regarding the Company’s requirements for opening and sending instructions for individual, sole proprietorship, and joint accounts with respect to a Fund, as well as business entity and trust accounts please call Shareholder Services toll free at (877) 734-7862 and a representative from Shareholder Services will help you.

Canceled or Failed Payments. The Company accepts checks and ACH transfer at full value subject to collection. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is not received or that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Company reserves the right to reject any application on behalf of a Fund.

Future Trade Date Requests. The Company does not accept requests to hold a purchase, redemption, or exchange transaction for a future date.

Proper Form. “Proper Form” is defined as including all required information and an acceptable form of payment in U.S. funds or arrangements for payments in U.S. funds through a broker.

Additional Purchase Information. Each Fund reserves the right to reject, in its sole discretion, any account application or purchase order for any reason and reserves the right to waive or reduce the minimum investment amounts. Applications or purchase orders will not be accepted unless they are in proper form.

EACH FUND RESERVES THE RIGHT TO LIMIT OR SUSPEND THE OFFERING OF ITS SHARES TO EXISTING OR NEW INVESTORS FOR ANY REASON. THE INVESTMENT MANAGER MAY DECIDE TO SUSPEND THE

OFFERING OF A FUND’S SHARES INCLUDING AT SUCH TIMES AS IT DETERMINES THAT ANY INCREASE IN THE NET ASSETS OF THE FUND THROUGH SUBSCRIPTIONS WOULD BE DETRIMENTAL TO THE INTERESTS OF THE EXISTING SHAREHOLDERS.

Shareholder Services

By Mail. U.S. Bancorp Fund Services, LLC, the Transfer Agent, is located at P.O. Box 701, Milwaukee, WI 53201-0701.

By Telephone. Call toll-free from anywhere in the United States: (877) 734-7862 (Monday through Friday 9:00 a.m. to 8:00 p.m., Eastern Time).

Online. Visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com for the most complete source of Fund information.

Exchange Privileges. You may exchange some or all of your Fund shares between identically registered accounts of another series of the Company, subject to any redemption fee, as long as any applicable minimum investment requirements of the Fund for which shares are being exchanged are met. Before effecting an exchange, you should read the prospectus for the Fund into which you will be investing. The minimum exchange amount is $1,000. Account minimums for each account involved in the exchange will still apply. Exchanges can be requested by mail or telephone. There is a $5 fee for telephone exchanges. The Funds follow reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. An exchange is a taxable event for federal tax purposes. The Funds reserve the right to change or eliminate the exchange privilege. If a Fund changes that privilege, you will receive advance notice. The exchange privilege may not be used for short-term or excess trading or trading strategies harmful to the Funds. Exchanges may be subject to a redemption fee if shares are exchanged sixty (60) calendar days or less from their purchase date.

Distribution Options. You may reinvest distributions you receive from a Fund in an existing account for the Fund. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please indicate on your account application the distribution option you have chosen, otherwise we will reinvest your distributions in the relevant Fund. If you wish to change the distribution option on your account, please write or call the Transfer Agent at (877) 734-7862. Any change should be submitted 5 days prior to the next distribution.

Telephone Privileges. Your account will be coded for the telephone redemption option unless you decline this feature on your account application. Telephone redemption proceeds will be sent by check to the address on your account or will be sent by wire or ACH if you submitted a voided check or savings deposit slip to establish bank information in your account.

For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity such as requiring you to provide the Fund account number; the name and social security number, or tax identification number, under which your account is registered; and the address of the account holder, as stated in the account application form. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions reasonably believed to be authorized by you. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the next close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) following that telephone transaction. Telephone transactions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your request by mail or overnight courier.

If you accepted telephone privileges on your account application and included a voided check with which to establish your bank information, you may purchase shares on demand with an ACH transfer directly from your bank account. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing. Your request may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Security Considerations. You may give up some level of security by choosing to buy shares by telephone rather than by mail. The Company has established procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Company and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Selling Shares

You can sell your shares at any time. Please keep in mind that a redemption fee may apply.

What You Need to Know When Selling Shares. You may sell your shares on any day the NYSE is open for business. The Company processes redemption orders promptly. Redemption proceeds, minus any redemption fee, will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check or electronic funds transfer through the ACH network, the redemption payment will be delayed until the Company has received acknowledgment to its satisfaction that the payment has cleared and the funds have been posted. This could take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. For redemptions paid in cash, each Fund typically expects to meet redemption requests using the Fund’s then-existing holdings of cash or cash equivalents. Subject to market conditions and other considerations, at times, such as during stressed market conditions, a Fund may use proceeds from the sale of securities to meet redemption requests. Unless otherwise prohibited by law, each Fund also reserves the right to pay redemptions in kind, using portfolio securities to pay redemption proceeds. Payment is sent to the address of record.

All requests received in good order by the Funds before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will be processed on that day. “Good order” means your instruction includes the name of the Fund, the account number, the dollar amount or number of shares to be redeemed and the signature(s) of the registered owner(s) exactly as the shares are registered and with signature(s) guaranteed, if applicable. All redemption requests should be sent to the address below under “By Mail”. Payment for shares redeemed will be sent to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

How to Sell Your Shares

By Telephone:
Unless you decline the telephone transactions option on the account application, and if your account has been open for at least 15 days, you may redeem up to $100,000 per day by calling Shareholder Services toll free at (877) 734-7862. Shares held in IRA plans may not be redeemed by telephone. Once a telephone transaction has been placed, it cannot be cancelled or modified after the next close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) following that telephone transaction. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

You may give up some level of security by choosing to sell shares by telephone rather than by mail. The Company has established procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written communication of transactions to the shareholder of record. If these procedures are followed, the Company and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

By Mail:
Send a letter of instruction including the account number, the Fund from which you would like to redeem shares, the dollar value or number of shares you wish to redeem, and any necessary signature guarantees (see next page) to:

Regular Mail
Prospector Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight
Prospector Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

By Wire:
Be sure to fill out the appropriate areas of the account application. Proceeds may be wired to your pre-designated bank account.

By Systematic Withdrawal Plan:
You may redeem your Fund shares through the Systematic Withdrawal Plan (the “Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Funds may modify or terminate the Plan at any time.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Shares sold under the Plan may be subject to a redemption fee if sold sixty (60) calendar days or less from their purchase date.

Redeeming shares through the Plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the Plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue the Plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least five calendar days before a scheduled payment. The Company may discontinue the Plan by notifying you in writing and will discontinue the Plan automatically if all shares in your account are withdrawn or if the Company receives notification of the shareholder’s death or incapacity.

For further information on the Plan, please call Shareholder Services toll free at (877) 734‑7862.

Through a Financial Professional:
Contact your financial professional. If for any reason a financial professional is not able to accommodate your sale request, please call Shareholder Services toll free at (877) 734-7862 to find out how you can sell Fund shares.

Signature Guarantees. A signature guarantee, from either a Medallion program member or a non-Medallion program member, must be provided if:

•	You are making a written request to redeem shares worth more than $100,000;

•	Ownership is being changed on your account;

•	Redemption proceeds are payable or sent to any person, address or bank account not on record;

•	A redemption request has been received by the Transfer Agent, and the address of the account associated with the request has changed within the previous 30 calendar days.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. If applicable, shareholders should submit a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. A notary public cannot provide a signature guarantee. The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Involuntary Redemption. If your account falls below the stated investment minimums or if the Company is unable to verify your identity, the Company may redeem your shares. See “Accounts with Low Balances” below. Your account will not be redeemed if the balance falls below the minimum due to investment losses.

Accounts with Low Balances. If the value of your account falls below $10,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a redemption fee if your account is closed for this reason.

In-Kind Redemptions. Although the Funds expect to make redemptions in cash, they reserve the right to make the redemption a distribution in-kind. These redemptions “in-kind” usually occur when the amount to be redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). This is done to protect the interests of the Fund’s remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

Shareholder Information, Inactive Accounts and Unclaimed Property. It is important that each Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then the Fund will determine whether the shareholder’s account can legally be considered abandoned. Your account with the Funds may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders owning shares of the Funds directly with the Funds (i.e., the account is not held through a broker or other intermediary) should contact the Funds at least annually to ensure their account remains in active status. Shareholders may contact the Funds at (877) 734‑7862.

Shareholders who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

IRA Redemptions. Shareholders who have an IRA or other retirement plan and for whom U.S. Bank N.A. acts as IRA custodian, must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. For this reason, IRA redemption requests cannot be made by telephone.

Account Policies

Calculating Share Price. The price at which you buy or sell a Fund’s shares is the NAV per share. The NAV per share price is calculated by adding the value of such Fund’s investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding. The NAV per share is calculated after the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time, each business day the NYSE is open. The NAV is not calculated on days the NYSE is closed for trading. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form. A Fund may change the time it calculates its NAV in an emergency.

A Fund’s assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the closing of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the NAV of the Fund’s shares may change on days that you cannot buy or sell shares.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV per share is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV per share. A Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

The Board maintains a Valuation Committee established for the purpose of ensuring that the securities, other assets and liabilities of each Fund are valued properly, fairly and in accordance with the Company’s Statement of Procedures for the Valuation of Portfolio Securities, which procedures were adopted for the Funds and approved by the Board. The Valuation Committee meets when necessary.

Fair Valuation - Individual Securities. Since the Funds may invest in securities that are traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. In certain circumstances, a fair value determination may also be made if, in the Investment Manager’s judgment, the market value of a security does not represent the fair market value of the security. The Company has adopted procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly-traded securities). Fair value determinations are then made in good faith by the Valuation Committee. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Exchange Traded Securities. Securities traded or dealt on one or more securities exchange (whether domestic or foreign, including the National Association of Securities Dealers Automated Quotation System (NASDAQ)) and not subject to restrictions against resale shall be valued:

•	at the last quoted sales price or, in the absence of a sale;

•	at the last bid price.

Non-Exchange Traded Securities. Securities not traded or dealt on any securities exchange for which OTC market quotations are readily available generally shall be valued at the current bid price.

Money Market Instruments. Money market instruments with a remaining maturity of 60 days or less shall be valued at prices supplied by an independent pricing source, or an approved third party pricing service. Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.

Securities Traded on More Than One Exchange. If a security is traded or dealt on more than one exchange, or on one or more exchanges and in the OTC market, quotations from the market in which the security is primarily traded shall be used.

Currencies and Related Items. The value of foreign currencies shall be translated into U.S. dollars based on the foreign exchange rate in effect at the close of the NYSE (generally 4:00pm Eastern Time.)

Options. Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before such Fund values its assets. If there are no sales that day, at the last closing bid price if the Fund believes the valuation fairly reflects the contract’s market value. Options not listed for trading on a securities exchange or board of trade for which OTC market quotations are readily available shall be valued at the current bid price.

Security Valuation - Foreign Securities - Computation of U.S. Equivalent Value. The Funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern Time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays. Trading in securities on foreign securities stock exchanges and OTC markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund. As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Funds may seek to take advantage of discrepancies in the value of the Funds’ portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Funds’ NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board, the Investment Manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board. In certain circumstances, these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in a Fund’s shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

Trading takes place in various foreign markets on days that are not business days for the NYSE, and on which a Fund’s NAV is not calculated. Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board.

Statements, Reports and Prospectuses. You will receive quarterly account statements that show all your transactions during the quarter. You will also receive written notification after each transaction affecting your account.

You also will receive financial reports for the Fund(s) in which you are invested every six months as well as an annual updated prospectus. At any time you may view current prospectuses and financial reports on our website.

Investment Representative Account Access. If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Transfer Agent.

Street or Nominee Accounts. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with the Company or the Investment Manager. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts. Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “Jt WROS” on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-734-7862 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Additional Policies. Please note that the Company maintains additional policies and reserves certain rights, including:

•	The Company may restrict, reject or cancel any purchase orders.

•	The Company may modify, suspend, or terminate telephone privileges at any time.

•	The Company may make material changes to or discontinue the exchange privilege on 60 days’ notice or as otherwise provided by law.

•	The Company may stop offering shares of a Fund completely or may offer shares only on a limited basis, for a period of time or permanently.

•	Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven days if making immediate payment would adversely affect the Funds.

•	In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

•
For redemptions over a certain amount, the Company may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of a Fund, consistent with applicable law.

•	You may buy shares of a Fund only if they are eligible for sale in your state or jurisdiction.

•	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Company promptly.

DIVIDENDS, DISTRIBUTIONS AND SHAREHOLDER TAXES
Income and Capital Gain Distributions. Each Fund intends to make distributions from its net investment income at least annually. Such distributions will be payable in cash or in additional shares of the Fund. Capital gains, if any, may be distributed at least annually, in additional shares or in cash, at the election of the shareholder. The amount of distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Tax Considerations. Each Fund generally intends to operate in a manner such that it will not be liable for federal income tax. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, even if you reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to a Fund’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by a Fund reduces the net asset value of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, it intends, if possible, to operate so as to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to “pass-through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.

The sale or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes.

If you are neither a citizen nor resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on certain types of income dividends and other payments that are subject to such withholding. You may be subject to a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

Each Fund is required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld.

Each January, each Fund will send you a statement that shows the tax status of distributions you received the previous year, as applicable. For further information about the tax consequences of investing in a Fund, please see the SAI. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

As of January 1, 2012, federal law requires the mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Company has chosen average cost as the default tax lot identification method for reporting their shareholders’ cost basis.

DISTRIBUTION OF FUND SHARES
The Distributor

Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202, serves as the principal underwriter and national distributor for the shares of each of the Funds pursuant to a Distribution Agreement with the Company effective September 14, 2007 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws, as applicable, and is a member of the Financial Industry Regulatory Authority.

Distribution and Service (Rule 12b-1) Fees. The Company has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to reimburse distribution and service fees at an annual rate of up to 0.25% of the Fund’s average daily net assets (“Rule 12b-1 fee”) for the sale, distribution, and servicing of their shares. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Because these fees are paid out of each Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Advisors and Their Firms. The Investment Manager, the Company, each Fund, or any of their agents may enter into arrangements with financial intermediaries that market and sell shares of the Funds, through which investors may purchase or redeem such Fund’s shares. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any Rule 12b-1 fee that you or a Fund may pay. In addition, the Investment Manager or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of a Fund’s shares. In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her. Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase a Fund’s shares.

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of a Fund offered in this prospectus and/or provides services to a Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

Your financial advisor’s firm receives compensation from the Funds in several ways from various sources, which include some or all of the following:

•
Rule 12b-1 fees;
•
additional distribution support;
•
defrayal of costs for educational seminars and training; and
•
payments related to providing shareholder recordkeeping, communication and/or transfer agency services.

Please read the prospectus carefully for information on this compensation.

In addition to financial intermediaries that market and sell a Fund’s shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from a Fund, the Investment Manager or the Distributor in respect of such services. These companies also may be appointed as agents for or authorized by a Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to a Fund’s approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, each Fund does not consider the sale of Fund shares a factor when selecting brokers or dealers to effect portfolio transactions.

INDEX DESCRIPTIONS
Investors cannot invest directly in an index, although they may invest in the underlying securities.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies.

FINANCIAL HIGHLIGHTS
The financial highlights tables below are intended to help you understand the Funds’ financial performance for the fiscal periods shown. Certain information reflects financial results for a single share of the applicable Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the tables was audited by Ernst & Young, LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report dated December 31, 2019, which is available upon request and without charge.

	Capital Appreciation Fund
	Year Ended December 31,
	2019	2018	2017	2016	2015
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$16.34	$17.63	$16.80	$14.84	$15.61

OPERATIONS:
Net investment income	0.14	0.12	0.09	0.22	0.21
Net realized and unrealized
gain (loss) on investments	3.47	(0.67)	1.82	1.96	(0.60)
Total from operations	3.61	(0.55)	1.91	2.18	(0.39)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.12)	(0.09)	(0.22)	(0.37)
From net realized gains	(1.03)	(0.62)	(0.99)	—	(0.01)
Total distributions	(1.15)	(0.74)	(1.08)	(0.22)	(0.38)

NET ASSET VALUE:
End of year	$18.80	$16.34	$17.63	$16.80	$14.84

TOTAL RETURN	22.33%	(3.07)%	11.38%	14.68%	(2.52)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$29,371	$25,179	$26,765	$25,663	$24,328
Ratio of expenses to average net assets:
Before expense reimbursement	1.95%	1.97%	2.02%	2.06%	1.88%
After expense reimbursement	1.29%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.08%	(0.00)%	(0.23)%	0.58%	0.47%
After expense reimbursement	0.74%	0.67%	0.49%	1.34%	1.05%
Portfolio turnover rate	25%	28%	23%	32%	35%

	Opportunity Fund
	Year Ended December 31,
	2019	2018	2017	2016	2015
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$18.47	$20.85	$20.17	$17.29	$20.75

OPERATIONS:
Net investment income	0.23	0.19	0.11	0.13	0.14
Net realized and unrealized
gain (loss) on investments	4.49	(1.11)	1.98	3.50	0.18
Total from operations	4.72	(0.92)	2.09	3.63	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.19)	(0.10)	(0.22)	(0.17)
From net realized gains	(0.78)	(1.27)	(1.31)	(0.53)	(3.61)
Total distributions	(1.01)	(1.46)	(1.41)	(0.75)	(3.78)

NET ASSET VALUE:
End of year	$22.18	$18.47	$20.85	$20.17	$17.29

TOTAL RETURN	25.73%	(4.38)%	10.33%	21.02%	1.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$142,685	$114,251	$116,609	$106,542	$86,128
Ratio of expenses to average net assets:
Before expense reimbursement	1.50%	1.53%	1.58%	1.59%	1.61%
After expense reimbursement	1.29%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.85%	0.66%	0.23%	0.41%	0.28%
After expense reimbursement	1.06%	0.89%	0.51%	0.70%	0.59%
Portfolio turnover rate	27%	39%	26%	42%	36%

PRIVACY POLICY
PROSPECTOR FUNDS, INC.
PRIVACY POLICY

COLLECTION AND USE OF SHAREHOLDER INFORMATION

Prospector Funds, Inc. and the IRA custodian collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you.

We collect financial and other personal information about you from the following sources:

•	Information you provide on applications or other forms (for example, your name, address, social security number and birth date);

•	Information derived from your transactions with us (for example, transaction amount, account balance and account number); and

•	Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

KEEPING INFORMATION SECURE

We maintain physical, electronic and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

LIMITING EMPLOYEE ACCESS TO INFORMATION

We limit access to personally identifiable information to only those employees with a business reason to know such information.

USE OF PERSONAL AND FINANCIAL INFORMATION BY US AND THIRD PARTIES

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide Transfer Agent, technology and administrative services, as well as the investment adviser who is an affiliate of the Fund.

ACCURACY OF INFORMATION

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

PN-1

Questions

If you have any questions about the Funds or your account, you can write to us at Prospector Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. You can also call us toll free from anywhere in the United States at (877) 734-7862 (Monday through Friday 9:00 a.m. to 8:00 p.m., Eastern Time), or visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Prospector Funds, Inc.

You can learn more about the Funds in the following documents:

Annual/Semi-Annual Report to Shareholders. Additional information about each Fund’s investments is available in such Fund’s Annual and Semi-Annual Reports to Shareholders. In a Fund’s Annual Report you will find a discussion of recent market conditions and Fund strategies that significantly affected that Fund’s performance during its last fiscal year; financial statements, detailed performance information, portfolio holdings and the report of the independent registered public accounting firm. You may obtain these reports at no cost through your investment representative or by writing to the address above or by calling the number below. Annual and Semi-Annual Reports to Shareholders are also available online at www.prospectorfunds.com.

Statement of Additional Information (SAI). Contains more information about the Funds, their investments and policies. It is incorporated by reference and is legally a part of this prospectus.

For a free copy of the SAI, please contact your investment representative, call us at the number listed below, or write to us at the address listed above. You may also download/view the SAI online at www.prospectorfunds.com.

You can also obtain information about the Funds by visiting the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Prospector Funds, Inc.

(877) 734-7862

www.prospectorfunds.com

Investment Company Act File Number 811-22077

STATEMENT OF ADDITIONAL INFORMATION

PROSPECTOR CAPITAL APPRECIATION FUND (PCAFX)

PROSPECTOR OPPORTUNITY FUND (POPFX)

EACH A SERIES OF PROSPECTOR FUNDS, INC.

April 30, 2020

This Statement of Additional Information (“SAI”) is intended to provide additional information regarding the activities and operations of Prospector Funds, Inc. (the “Company”), as well as the Prospector Capital Appreciation Fund (the “Capital Appreciation Fund”), and the Prospector Opportunity Fund (the “Opportunity Fund”) (each, a “Fund” and, together, the “Funds”), each a series thereof. This SAI is not a prospectus but is incorporated by reference in its entirety into the Prospectus. The Funds’ combined Prospectus, dated April 30, 2020, which may be amended from time to time (the “Prospectus”), contains the basic information you should know before investing in the Funds. You should read this SAI together with the Prospectus.

Each Fund’s audited financial statements and notes thereto for the fiscal period ended December 31, 2019 are contained in the Funds’ annual report to shareholders (the “Annual Report”) and are incorporated by reference in their entirety into this SAI.

For a free copy of the current Prospectus or the Annual Report, contact your investment representative, access the Company online at www.prospectorfunds.com, or call toll free (877) 734-7862.

COMPANY HISTORY

The Company was organized as a corporation in Maryland on June 6, 2007, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Company’s Articles of Incorporation permit the Company to offer separate series of shares of common stock. The Company reserves the right to create and issue other series. Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund’s assets. All consideration received by the Company for shares of any Fund and all assets of such Fund belong solely to that Fund and would be subject to liabilities related thereto. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

This SAI relates only to the Capital Appreciation Fund and the Opportunity Fund.

INVESTMENT RESTRICTIONS

For purposes of all investment policies: (1) the term “1940 Act” includes the rules under the Investment Company Act of 1940, as amended, SEC interpretations and any exemptive order upon which a Fund may rely and (2) the term “Code” includes the rules under the Internal Revenue Code of 1986, as amended, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of such Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that such Fund would not, or could not buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Fundamental Investment Policies and Restrictions

Each Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the relevant Fund’s outstanding shares or (ii) 67% or more of the relevant Fund’s shares present at a shareholder meeting, if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

As a matter of fundamental policy, the Funds may not:

1.Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2.Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that each Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3.Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

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4.Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5.Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.    Except as may be described in the Prospectus, purchase securities on margin.

The term Prospectus as referenced in restriction 6 includes this SAI.

INVESTMENT POLICIES

General

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see the section entitled, “Description of Permitted Investments” in this SAI.

Investment Techniques
Certain words or phrases that may be used in the Prospectus or this SAI may be used in descriptions of a Fund’s investment policies and strategies to give investors a general sense of a Fund’s level of investment. They are broadly identified with, but not limited to, the following percentages of a Fund’s total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% or more

The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Prospectus or elsewhere in this SAI.

The value of your shares in a Fund will generally increase as the value of the securities owned by such Fund increases and will decrease as the value of the Fund’s investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of such Fund’s shares may also change with movements in the stock and bond markets as a whole.

Capital Appreciation Fund

The Capital Appreciation Fund’s investment objective is capital appreciation. This goal is fundamental, and may not be changed by the Board of Directors of the Company (the “Board” or the “Directors”) without the consent of shareholders. There can be no assurance that the Capital Appreciation Fund will be able to achieve its investment objective. The Capital Appreciation Fund is classified as a “diversified” investment company under the 1940 Act. This is a fundamental investment policy of the Fund, which may not be changed without a shareholder vote.

A “diversified” investment company is an investment company for which at least 75% of its total assets is represented by cash and cash items, Government securities, securities of other investment companies and other securities for purposes of this calculation, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the company’s total assets and to no more than 10% of the outstanding voting securities of such issuer.

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The general investment policy of the Capital Appreciation Fund is to invest in securities using a value orientation consisting of bottom-up fundamental value analysis with an emphasis on balance sheet strength. In pursuit of its value oriented strategy, the Capital Appreciation Fund will invest without regard to market capitalization.

Opportunity Fund

The Opportunity Fund’s investment objective is capital appreciation. This goal is fundamental, and may not be changed by the Board without the consent of shareholders. There can be no assurance that the Opportunity Fund will be able to achieve its investment objective. The Opportunity Fund is classified as a “diversified” investment company under the 1940 Act. This is a fundamental investment policy of the Fund, which may not be changed without a shareholder vote.

The general investment policy of the Opportunity Fund is to invest using the same value orientation as the Capital Appreciation Fund. In pursuit of its value-oriented strategy, the Opportunity Fund will invest substantially in small-to-mid capitalization companies with market capitalizations at the time of investment in the range of between $150 million and $15 billion.

General Description of Investments

Each Fund will invest in equity securities. The Funds may also invest in securities convertible into, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities). There are no limitations on the percentage of each Fund’s assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve freedom of action to invest in these securities in such proportions as the Funds’ investment manager, Prospector Partners Asset Management, LLC, (the “Investment Manager,” or alternatively, “Prospector Partners Asset Management”) deems advisable. The Funds may also invest in foreign securities and other investment company securities. Each Fund may invest in any industry although it is not the policy of a Fund to concentrate its investments in any one industry.

Each Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) national market system or in any domestic or foreign over-the-counter (“OTC”) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Companies whose securities are traded on the NASDAQ national market system may be smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of various types of securities in which a Fund may invest and techniques it may use.

Equity Securities

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares. Equity securities include common stock and preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for a specified price.

Convertible Securities

Convertible securities are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security’s value normally reflects changes in the company’s underlying common stock value.

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As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security may not be as sensitive to changes in interest rates as is a similar fixed-income security, nor as sensitive to changes in share price as is its underlying stock.

A convertible security tends to be senior to the issuer’s common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is “converted,” the issuer often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the issuer may pay out cash instead of common stock.

Smaller Companies

Each Fund may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for such price volatility are the relatively less certain growth prospects of smaller companies, lower degree of liquidity in the markets for such securities, and the sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Use of Derivatives, Hedging and Income Transactions

Each Fund may use derivatives and various hedging strategies for risk management purposes and as part of its investment strategy. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The Funds may engage in derivative transactions, including forward foreign currency exchange contracts, currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, each Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and, the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called “Hedging Transactions”).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund’s gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Investment Manager. Whether use of any Hedging Transaction will be successful is a function of numerous variables, including market conditions and the Investment Manager’s expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. Hedging Transactions involving futures and options on futures may be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes. Each Fund will seek to comply with applicable regulatory requirements when implementing these strategies. To the extent that a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, comply with regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. A Fund may also, in accordance with current guidance provided by the SEC or its staff, cover such transactions by other means, such as by entering into an offsetting transaction. The segregation of assets and coverage of transactions are intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund’s exposure to loss.

The various techniques described above as Hedging Transactions also may be used by each Fund for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund’s participation in the transaction involves the payment of a

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premium to the Fund. Each Fund also may use a Hedging Transaction if the Investment Manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates.

Regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to a derivatives transaction covered by the regulations is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. To the extent that a Fund uses such derivatives, the Fund will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd–Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the Dodd-Frank Act). Although the extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, such regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivative transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

Currently, each Fund’s use of Hedging Transactions may involve the following types of risks, which differ from and, in certain cases, may be greater than, the risks presented by more traditional investments: (i) market risk, which is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest; (ii) management risk, which is the risk that because these instruments may be highly specialized and require risk analyses that differ from those associated with stocks and bonds, it may be difficult to correctly forecast price, interest rate or currency exchange rate movements; (iii) credit risk and counterparty risk, which involve the risk that a counterparty to a derivative contract may fail to comply with the contract’s terms, potentially causing the Fund to incur a loss; (iv) liquidity risk, which exists when a particular instrument is difficult to purchase or sell; (v) leverage risk, which is the risk that, to the extent that an instrument has a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself; (vi) improper valuation or mispricing risk, which is the risk that because these instruments are often valued subjectively, an incorrect valuation can result in increased cash payment requirements to counterparties or a loss of value to a Fund; and (vii) regulatory risk, which involves the risk that additional regulations governing derivative markets could, among other things, restrict a Fund’s ability to engage in derivatives transactions, require additional reporting and/or increase the cost of such transactions.

Swaps

Each Fund may enter into swaps, including currency swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset. A currency swap involves the exchange by a fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated, with a fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments).

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Risks may arise as a result of, among other things, the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract, and from unanticipated movements in interest rates or in the value of the underlying securities. Each Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns.

Options

Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying

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security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments, that are traded on U.S. and foreign securities exchanges and in the OTC markets and on securities indices, currencies and futures contracts. Each Fund may also purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.

A call option sold by a Fund exposes the Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price. The use of options involves additional risks, including (i) the risk that a Fund may be unable ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option due to, among other things, insufficient trading interest in certain options, restrictions on transactions imposed by an exchange, trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (ii) the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded, and to the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets; and (iii) unless the parties provide for it, there may be no central clearing or guaranty function in an OTC option and, as a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

Futures and Options on Futures

Each Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. The sale of a futures contract creates an obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument or other asset called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).

To the extent that a Fund uses futures and/or options on futures, it intends to enter into such a transaction for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, would require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. There can be no assurance that a position taken by a Fund can be offset prior to settlement at an advantageous price or that delivery will occur.

A Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective. Although the use of futures and options transactions for hedging is intended to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce the net asset value (“NAV”) of the Fund, and any losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund’s total return to investors. Certain transactions, such as many Hedging Transactions, other derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a fund to potential losses that, in some cases, may exceed the amount originally invested by a fund.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by various factors, including:

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(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. Each Fund has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA and is not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Foreign Securities

Each Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund’s portfolio. When deemed advantageous to a Fund, the Investment Manager may attempt, from time to time, to reduce such risk, known as “currency risk,” by “hedging,” which attempts to reduce or eliminate changes in a security’s value resulting from changing currency exchange rates. Hedging is further described above.

In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all of the value of the Fund’s investment, to the foreign country’s taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of actions by the U.S. during a time of crisis in the particular country, all communications and other official governmental relations between the country and the U.S. could be severed. This could result in the abandonment of any U.S. investors’, such as a Fund’s, money in the particular country, with no ability to have the money returned to the U.S.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, may be substantially less than in U.S. markets. As a result, securities of many foreign issuers tend to be less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. A Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

The United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the UK’s departure from the EU, the UK entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. There is still considerable uncertainty relating to the potential consequences of the UK’s withdrawal, and the potential impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments in foreign securities.

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Rule 144A Securities

Each Fund may invest in unregistered securities which may be sold under Rule 144A under the Securities Act of 1933 (“144A securities”). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

Borrowing

Each Fund is permitted to borrow under certain circumstances, as described under “Fundamental Investment Policies” above. Under no circumstances will either Fund make additional investments while any amounts borrowed exceed 5% of the Fund’s total assets.

Cash Equivalent Investments

Cash equivalent investments are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. A Fund’s cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

Debt Securities

A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While most debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s NAV. These increases or decreases are more significant for longer duration debt securities.

Each Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer’s repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which each Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Ba or lower by Moody’s are considered to be high yield, high risk debt securities below investment grade, commonly known as “junk bonds.” The lowest rating category established by Moody’s is “C” and by S&P is “D.” Debt securities with these ratings are typically in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer’s ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

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If the rating on an issue held in a Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Investment Manager in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

Each Fund generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the Investment Manager’s opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security’s rating is given less emphasis in the Investment Manager’s investment decision-making process. Each Fund may invest in debt securities issued by domestic or foreign companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy (“Distressed Companies”), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, a Fund will generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

Medium and Lower Rated Corporate Debt Securities

Each Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Investment Manager, warrant such investment. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” Corporate debt securities rated Baa are regarded by Moody’s as medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as exhibiting adequate capacity to meet financial commitments, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated, higher yielding debt securities are deemed by the rating agencies to be not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated Ba1, Ba2, Ba3 are regarded by Moody’s to be of speculative grade, and debt securities that are rated B1, B2 or B3 are regarded by Moody’s to be speculative and subject to high credit risk. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P to have significant speculative characteristics, generally referring to debt securities in which the issuer currently has the ability to repay but faces significant uncertainties, such as adverse business or financial circumstances that could affect credit risk.

Each Fund may also invest in unrated securities.

The ratings of the various nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s, S&P, and Fitch Ratings (“Fitch”), generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, evaluate only the safety of principal and interest payments and do not evaluate the market risk of the securities. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Investment Manager monitors the issuers of corporate debt securities held in a Fund’s portfolios. Each Fund will rely on the Investment Manager’s judgment, analysis and experience in evaluating debt securities. In this evaluation, the Investment Manager will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters as well as the price of the security. The credit rating assigned to a security is a factor considered by the Investment Manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the Investment Manager’s analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by a Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Investment Manager.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such

9

events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund’s portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund’s portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund’s portfolio and thus could have an effect on the NAV of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. If a Fund purchased primarily higher rated debt securities, such risks would be reduced.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (the “Code”). Investment in such securities also involves certain other tax considerations.

The Investment Manager values each Fund’s assets pursuant to policies and procedures approved and periodically reviewed by the Board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which a Fund may invest, there may be thin or no trading in such securities and the ability of the Investment Manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund’s portfolio, the responsibility of the Investment Manager to value the Fund’s securities becomes more difficult and the Investment Manager’s judgment may play a greater role in the valuation of the Fund’s securities due to a reduced availability of reliable objective data.

Depositary Receipts

Each Fund may invest in securities commonly known as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) of non-U.S. issuers. Such depositary receipts are interests in a non-U.S. company’s securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an OTC market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

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Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Emerging Markets Investments

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Currency Transactions

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

Each Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of such counterparties have received) a credit rating of A-1 or Prime-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Investment Manager. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Each Fund intends to limit its use of forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund’s exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are

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generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

To the extent that a Fund engages in currency transactions, the Fund may incur a loss if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. To the extent that a Fund engages in proxy hedging at a particular time, there is the risk that the perceived linkage between various currencies may not be present during that time.

Purchases and sales of currency and related instruments may be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Illiquid Investments

A Fund may not purchase an illiquid investment if, at the time of purchase, the Fund would have more than 15% of its net assets invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Investment Company Securities

Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a registered investment company’s purchase of another investment company’s voting securities to 3% of the other investment company’s securities, no more than 5% of a registered investment company’s assets in any single investment company’s securities, and no more than 10% of a registered investment company’s assets in all investment company securities, subject to certain exceptions.

A Fund’s purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

Loans of Portfolio Securities

To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the relevant Fund’s total assets, measured at the time of the most recent loan, but neither Fund presently anticipates loaning more than 20% of its portfolio securities. For each loan, the borrower must maintain with the particular Fund’s custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. To the extent that a Fund engages in securities lending, the Fund will retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower, and will receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Board.

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Repurchase Agreements

Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 50% of its assets in repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the relevant Fund in each repurchase agreement. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities. Each Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Securities of Companies in the Financial Services Industry

Certain provisions of the federal securities laws permit investment portfolios, including each Fund, to invest in companies engaged in securities-related activities (securities issuers) only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

Each Fund also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer’s equity and debt securities, the purchase cannot cause more than 5% of the relevant Fund’s total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the relevant Fund may not own more than 5% of the outstanding securities of that class of the securities issuer’s equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the relevant Fund may not own more than 10% of the outstanding principal amount of the securities issuer’s debt securities.

In applying the gross revenue test, an issuer’s gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer’s gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

Neither Fund is permitted to acquire any security issued by the Investment Manager or any affiliated company. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, each Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

Temporary Investments

When the Investment Manager believes market or economic conditions are unfavorable for investors, or when the Investment Manager

13

is unable to find sufficient investment opportunities for a Fund meeting the Investment Manager’s criteria for investment, the Investment Manager may invest up to 100% of each Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the particular Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Investment Manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates. The following table provides the portfolio turnover rate for the past two fiscal years.

	Portfolio Turnover During Fiscal Periods Ended December 31
	2019	2018
Capital Appreciation Fund	25%	28%
Opportunity Fund	27%	39%

Policies and Procedures Regarding the Release of Portfolio Holdings Information

The Company has adopted policies and procedures relating to disclosure of each Fund’s portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation or useful to a Fund’s shareholders without compromising the integrity or performance of such Fund.

The Company’s overall policy with respect to the release of portfolio holdings information is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Investment Manager will not make available to anyone non-public information with respect to a Fund’s portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Investment Manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Company’s fiduciary duties.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Company and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets (collectively, “Service Providers”). Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information

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and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the particular Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•	The recipient agrees to keep confidential any portfolio holdings information received.

•	The recipient agrees not to trade on the nonpublic information received.

•	The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Investment Manager.

In no case does the Company, a Fund, or the Investment Manager receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the Company’s President or Executive Vice President (collectively, an “Executive Officer”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.

The Company has established procedures to ensure that its portfolio holdings information is only disclosed in accordance with these policies. Only an Executive Officer of the Company may approve the disclosure, and then only after considering the anticipated benefits and costs to the relevant Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Company’s affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Executive Officer may make approved disclosures of portfolio holdings information to authorized recipients. The Company reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Company’s policy and any applicable non-disclosure agreement.

The Company’s Chief Compliance Officer (“CCO”) monitors the Company’s compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding a Fund’s portfolio holdings prior to public dissemination. With exception of those Service Providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to a Fund, the CCO also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board’s determination that nonpublic portfolio holdings disclosure to Service Providers prior to public dissemination is in the best interests of a Fund’s shareholders, the CCO will make an annual report to the Board on such disclosure and any recommended material changes to the policy. In addition, the Board will receive any interim reports that the CCO may deem appropriate. The Company’s portfolio holdings release policy has been reviewed and approved by the Board and any material amendments shall also be reviewed and approved by the Board. Any conflict of interest identified between the interests of shareholders on the one hand, and those of the Investment Manager, Quasar Distributors, LLC (the “Distributor”), or any affiliated person of the Company, the Investment Manager, or the Distributor, on the other, that are not resolved under the applicable Codes of Ethics, and that may arise as a result of the disclosure of nonpublic portfolio holdings information, will be reported to the Board for appropriate action.

OFFICERS AND DIRECTORS

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Officers and Directors

The following table gives information about each Director and the senior officers of the Company. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Directors and officers is 370 Church Street, Guilford, Connecticut 06437, unless otherwise indicated.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation and Other Relevant Experience During Past 5 Years^	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Served During the Past 5 Years
Independent Board Members
Harvey D. Hirsch* Year of Birth: 1941	Director	Indefinite; Since September 7, 2007	Retired. Senior Vice President, Marketing, Van Eck Associates Corporation, an investment adviser, from May 2007 to August 2014.	2	None

Joseph Klein III* Year of Birth: 1961	Director	Indefinite; Since September 7, 2007	Managing Director of Gauss Capital Advisors, LLC, a financial consulting and investment advisory firm focused on biopharmaceuticals since he founded the company in March 1998.	2	Ionis Pharmaceuticals, Inc.; Akcea Therapeutics, Inc.

Roy L. Nersesian* Year of Birth: 1939	Director	Indefinite; Since September 7, 2007	Professor of the Leon Hess School of Business, Monmouth University, since September 1985. Adjunct Professor of the Center for Energy and Marine Transportation, Columbia University, since September 2000.	2	None

John T. Rossello, Jr.* Year of Birth: 1951	Director	Indefinite; Since September 7, 2007	Retired. Partner at PricewaterhouseCoopers LLP, an accounting firm, from October 1988 to June 2007.	2	None

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Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation and Other Relevant Experience During Past 5 Years^	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Served During the Past 5 Years
Interested Board Members and Officers
John D. Gillespie†* Year of Birth: 1959	Director President	Indefinite; Since September 7, 2007	Managing member of the Investment Manager. Managing member of Prospector Partners, LLC, an affiliate of the Investment Manager, and portfolio manager of the investment funds sponsored by Prospector Partners, LLC since 1997.	2	White Mountains Insurance Group, Ltd.

Kevin R. O’Brien Year of Birth: 1963	Executive Vice President	Indefinite; Since September 7, 2007	Portfolio Manager at the Investment Manager. Portfolio Manager at Prospector Partners, LLC since April 2003.	N/A	None

Jason A. Kish Year of Birth: 1973	Executive Vice President	Indefinite; Since February, 2013	Portfolio Manager at the Investment Manager. Director of Research since 2010. Analyst at Prospector Partners, LLC from 1997-2012.	N/A	None

Peter N. Perugini, Jr. Year of Birth: 1970	Secretary Treasurer	Indefinite; Secretary since September 7, 2007 Indefinite; Treasurer since June 6, 2007	Chief Financial Officer at Prospector Partners, LLC since 2000.	N/A	None

Kim Just Year of Birth: 1967	Chief Compliance Officer	Indefinite; Since September 7, 2007	Chief Compliance Officer at Prospector Partners, LLC since March 2006.	N/A	None

Benjamin Eirich Year of Birth: 1981	Assistant Secretary	Indefinite; Since September 5, 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC, a mutual fund service provider, since June 2008.	N/A	None
* Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds on September 7, 2007.
† John D. Gillespie is an interested director of the Fund because he is also the managing member of the Investment Manager.
^ The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as Director.

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Leadership Structure and the Board of Directors

The Board is responsible for managing the business affairs of the Company and the Funds and exercising all of its powers except those reserved for shareholders. The Board is composed of five Directors, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Board Members”). In addition to four (4) regularly scheduled meetings per year, the Independent Board Members meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Board Members may deem necessary. Each Director attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2019. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Investment Manager to manage the Funds and is responsible for overseeing the Investment Manager and other service providers to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company’s Amended and Restated By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter also does not set forth any specific qualifications, but does set forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Funds.

The Chairman of the Board is not an Independent Board Member. The Funds do not have a lead Independent Board Member. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Investment Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth above. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and each of the Funds, including factors such as the Funds’ investment strategy and style, the net assets of each Fund, the committee structure of the Company, and the management, distribution and other service arrangements of each of the Funds. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Board Members is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Gillespie provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ management, the Investment Manager and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds’ management, the Investment Manager, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance

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program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee consisting of Directors, as well as representatives of the Investment Manager. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committee Structure

The Board maintains three standing committees: the Audit Committee, the Valuation Committee, and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Company’s independent registered public accounting firm (“auditors”), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Company’s financial reports and internal accounting. During the fiscal year ended December 31, 2019, the Audit Committee met four times with respect to the Funds.

The Nominating Committee is generally responsible for nominating candidates for Independent Board Member positions and presenting such nominations to the Board. When vacancies arise or elections are held, the Nominating Committee shall review candidates for, and make nominations of directors and committee members to the Board. The Nominating Committee Charter does not contemplate the acceptance of candidates from shareholders. During the fiscal year ended December 31, 2019, the Nominating Committee did not meet with respect to the Funds.

The Valuation Committee is generally responsible for, among other things, determining and monitoring the value of the Funds’ assets. Additionally, it is also responsible for valuing securities held by the Funds for which current and reliable market quotations are not readily available. During the fiscal year ended December 31, 2019, the Valuation Committee did not meet with respect to the Funds.

Committee	Members
Audit Committee	Harvey D. Hirsch Roy L. Nersesian John T. Rossello, Jr. Joseph Klein III

Valuation Committee	John D. Gillespie Joseph Klein III Harvey D. Hirsch John T. Rossello, Jr. Roy L. Nersesian Kevin R. O’Brien Jason A. Kish Peter N. Perugini, Jr. Kim Just

Nominating Committee	Harvey D. Hirsch Joseph Klein III Roy L. Nersesian John T. Rossello, Jr.

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Compensation

The Company pays each Independent Board Member $15,000 per year. In addition, Directors are reimbursed by the Company for expenses incurred in connection with attending board meetings. For its fiscal year ended December 31, 2019, the Funds paid the following compensation to its Independent Board Members:

Name of Person and Position	Aggregate Compensation from Capital Appreciation Fund	Aggregate Compensation from Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Harvey D. Hirsch, Independent Board Member	$2,709	$12,291	$0	$0	$15,000
Joseph Klein III, Independent Board Member	$2,709	$12,291	$0	$0	$15,000
Roy L. Nersesian, Independent Board Member	$2,709	$12,291	$0	$0	$15,000
John T. Rossello, Jr., Independent Board Member	$2,709	$12,291	$0	$0	$15,000

Fund Shares Owned by Board Members

As of December 31, 2019, the Directors owned shares of the Funds in the following dollar ranges, as indicated below:

Amount Invested Key

A.	$1 - $10,000
B.	$10,001 - $50,000
C.	$50,001 - $100,000
D.	Over $100,000

Independent Board Member	Dollar Range of Equity Securities in the Capital Appreciation Fund	Dollar Range of Equity Securities in the Opportunity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Harvey D. Hirsch	D.	D.	D.
Joseph Klein III	D.	D.	D.
Roy L. Nersesian	B.	B.	C.
John T. Rossello, Jr.	D.	D.	D.
Interested Director
John D. Gillespie	D.	D.	D.

As of December 31, 2019, no Independent Board Members, or members of their immediate families, owned securities beneficially or of record in the Investment Manager, the Distributor, or an affiliate of the Investment Manager or Distributor.

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CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

Code of Ethics

The Company, the Investment Manager, and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (a “Rule 17j-1 Code of Ethics”). A Rule 17j-1 Code of Ethics is intended to restrict personnel from investing in securities that are being considered for the Funds or that are currently held by the Funds.

Proxy Voting Policies and Procedures

The Board has delegated the responsibility to vote proxies for securities held in the Funds’ portfolios to the Investment Manager, subject to the Board’s oversight. The Investment Manager’s proxy voting policies, attached hereto as Appendix A, are reviewed periodically, and, accordingly are subject to change. Each Fund’s voting record relating to portfolio securities during the most recent twelve month period ended June 30, may be obtained upon request and without charge by calling toll free (877) 734-7862, on the Fund’s website at www.prospectorfunds.com, and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED

The Funds’ Investment Manager is Prospector Partners Asset Management, LLC, a Delaware limited liability company controlled by John D. Gillespie and owned by Prospector Partners, LLC. John D. Gillespie is the managing member of Prospector Partners, LLC, and together with Kevin R. O’Brien, owns a majority of that entity. Subject to the general supervision of the Directors, the Investment Manager provides investment advisory services to each Fund pursuant to an Advisory Agreement between the Company and the Investment Manager (the “Advisory Agreement”). The Investment Manager, located at 370 Church Street, Guilford, CT 06437, is a registered investment adviser with the SEC. The Investment Manager is responsible for managing the investment and reinvestment of each Fund’s assets, subject to the direction and control of the Board.

The Investment Manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The Investment Manager also selects the brokers who execute each Fund’s portfolio transactions. The Investment Manager provides periodic reports to the Board, which reviews and supervises the Investment Manager’s investment activities.

The Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the relevant Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days’ written notice by either party and will terminate automatically upon assignment.

Management Fees

Under the Advisory Agreement, the Investment Manager is eligible to receive from each Fund a fee equal to an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager has contractually agreed to waive a portion of its management fee and/or pay Fund expenses (excluding interest, organizational expenses, brokerage commissions and extraordinary expenses) in order to limit the ordinary operating expenses of each Fund to 1.25% of its average daily net assets (the “Expense Cap”). For the fiscal year ended December 31, 2019, after giving effect to the Expense Cap and related management fee waiver, the Investment Manager received management fees of 0.41% of the Capital Appreciation Fund’s average daily net assets and 0.86% of the Opportunity Fund’s average daily net assets.

The fee is computed at the close of business on the last business day of each month, according to the terms of the Advisory Agreement.

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The Funds paid the following management fees to the Investment Manager for the fiscal years shown:

	Management Fees Accrued by Investment Manager	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Investment Manager
Fiscal year ended December 31, 2019
Capital Appreciation Fund	$299,362	$185,326	$0	$114,036
Opportunity Fund	$1,393,812	$278,377	$0	$1,115,435
Fiscal year ended December 31, 2018
Capital Appreciation Fund	$297,801	$182,097	$0	$115,704
Opportunity Fund	$1,378,443	$286,686	$0	$1,091,757
Fiscal year ended December 31, 2017
Capital Appreciation Fund	$287,592	$186,958	$0	$100,634
Opportunity Fund	$1,210,884	$302,782	$0	$908,102

Fund Expenses

In addition to the fees payable to the Investment Manager, each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material (if any) and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses.

The Expense Cap will remain in effect until at least September 30, 2021, and may only be terminated or revised by the Board. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap.

PORTFOLIO MANAGERS

The Capital Appreciation Fund and the Opportunity Fund are managed by a team comprised of John D. Gillespie, Kevin R. O’Brien, and Jason A. Kish.

Other Client Accounts
As of December 31, 2019, the Investment Manager was responsible for the day-to-day management of certain other client accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John D. Gillespie	1	$92 million	5*	$468 million	2	$99 million
Kevin R. O’Brien**	1	$92 million	4*	$451 million	2	$99 million
Jason A. Kish#	1	$92 million	5*	$468 million	0	$0

*	4 of the 5 accounts listed above totaling $451 million are subject to a performance-based advisory fee.

**	Kevin R. O’Brien shares responsibility with John D. Gillespie for the management of the Other Pooled Investment Vehicles and Other Accounts set forth beside their names above.

#	Jason A. Kish shares responsibility with John D. Gillespie for the management of the Other Pooled Investment Vehicles and Other Accounts set forth beside his name above.

The Investment Manager and its affiliates manage other institutional client accounts, including private pooled investment funds (collectively, “Other Client Accounts”).

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The portfolio managers that comprise each portfolio management team are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. They manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Funds and may also be subject to performance-based fees.

The Investment Manager may give advice and take action with respect to any of the Other Client Accounts it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of a Fund. Similarly, with respect to the Funds, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for Other Client Accounts. The Investment Manager is not obligated to refrain from investing in securities held by a Fund or Other Client Accounts it manages.

The Company and the Investment Manager have each adopted a Rule 17j-1 Code of Ethics, which provides certain requirements for personal securities transactions engaged in by employees who are designated as access persons. The personal securities transactions of access persons of the Funds and the Investment Manager will be governed by the Rule 17j-1 Code of Ethics.

The Investment Manager and its affiliates pay its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Funds.

Compensation

The compensation structure of the Investment Manager and its affiliates is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The compensation of each of the portfolio managers includes a fixed base salary and incentive components. It is expected that the portfolio managers will receive an incentive payment based on the revenues earned by the Investment Manager and its affiliates from the Funds and from Other Client Accounts. It is expected that the incentive compensation component with respect to all portfolios managed by the portfolio managers can, and typically will, represent a significant portion of each portfolio manager’s overall compensation, and can vary significantly from year to year.

Ownership of Fund Shares

As of December 31, 2019, the portfolio managers owned shares of the Funds in the following dollar ranges, as indicated below:

Amount Invested Key

A.	$1 - $10,000
B.	$10,001 - $50,000
C.	$50,001 - $100,000
D.	$100,001 - $500,000
E.	$500,001 - $1,000,000
F.	Over $1,000,000

Portfolio Managers	Capital Appreciation Fund	Opportunity Fund
John D. Gillespie	F.	F.
Kevin R. O’Brien	F.	F.
Jason A. Kish	D.	D.

As of December 31, 2019, the Investment Manager beneficially owns 5,556 shares of the Capital Appreciation Fund and 6,840 shares of the Opportunity Fund, which are reflected in the figures above.

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CONFLICTS

As an investment adviser and fiduciary, the Investment Manager owes its clients a duty of loyalty. In recognition of the fact that conflicts of interest are inherent in the investment management business, the Investment Manager has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities. All employees of the Investment Manager and its affiliates are subject to these policies.

The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities which may be owned, bought or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. The Investment Manager’s personnel are not permitted to engage in transactions for their personal accounts in any security to be purchased or sold or considered for purchase or sale for a client until a specified number of days after the completion of the client transaction, except that this prohibition is not applicable to securities that were completely sold from a client account. Subject to reporting requirements, preclearance and other limitations in the Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions in other securities and to acquire shares of the Funds. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and reporting of all securities transactions.

The portfolio managers manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts and private pooled investment vehicles (commonly referred to as “hedge funds”). Each portfolio manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The portfolio managers make investment decisions for each Fund based on the Fund’s investment objective, policies, practices, cash flows, tax and other relevant investment considerations. Consequently, the portfolio managers may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. In addition, a particular security may be bought for one or more client portfolios when one or more other client portfolios are opening a short position. The portfolio managers may place transactions on behalf of other clients or a Fund that are directly or indirectly contrary to investment decisions made on behalf of the other Fund, which has the potential to adversely impact such Fund, depending on market conditions. In addition, some of these Other Client Account structures have fee structures, such as performance based fees, that differ (and may be lower or higher than) the Funds. Accordingly, conflicts of interest may arise when the Investment Manager has a particular financial incentive, such as a performance-based fee, relating to an account.

The Investment Manager has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. The Investment Manager reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Investment Manager’s allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that clients that participate in an aggregated order with the same broker-dealer will participate at the average share price, and that the transaction costs are shared pro rata based on each client’s participation in the transaction. Finally, the Investment Manager’s procedures also require objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by the Investment Manager’s Chief Compliance Officer.

DISTRIBUTOR

Pursuant to a distribution agreement (the “Distribution Agreement”), Quasar Distributors, LLC, 111 E. Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202, serves as the Distributor for the Company. The Distribution Agreement continues in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or vote of a majority of outstanding shares of the Company. The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Fund shares, will use its best efforts to distribute the Funds’ shares. The Distributor is a Delaware limited liability company.

The Administrator, Fund Accountant, Transfer Agent and Custodian, as defined in this SAI, are affiliated entities under the common control of U.S. Bancorp.

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Distribution and Service Plan

In accordance with Rule 12b-1 under the 1940 Act, each Fund has adopted a distribution plan (the “Plan”), which provides for the reimbursement by the Fund of distribution expenses incurred by the Distributor on behalf of the Fund at an annual rate of up to 0.25% of the average daily net assets of the Fund.

The Plan provides that the Distributor may, in accordance with the terms of the Plan, be reimbursed for expenses it incurs in connection with distribution and other services described in the Plan on behalf of the Fund. Services for which the Distributor may be reimbursed by the Fund include: (i) any sales, marketing and other activities primarily intended to result in the sale of shares of the Funds, (ii) reviewing the activity in Funds’ accounts; (iii) providing training and supervision of the Company’s personnel; (iv) maintaining and distributing current copies of prospectuses and shareholder reports; (v) advertising the availability of its services and products; (vi) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; (vii) responding to customers’ and potential customers’ questions about the Funds; and (viii) providing ongoing account services to shareholders (including establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders). Expenses for such activities may include the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of shares of the Funds to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of shares of the Funds for sale.

The Plan requires the Funds and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it shall continue in effect provided it is approved at least annually by the Board, including a majority of the Independent Board Members who have no direct or indirect financial interest in the operation of the Plan or related agreements (“Qualified Directors”). The Plan further provides that it may not be amended to materially increase the costs, which the Funds bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board and a majority of the Qualified Directors. The Plan may be terminated at any time by a majority of the Qualified Directors or by shareholders of the Funds.

The following tables show the dollar amounts by category allocated to the Funds for distribution related expenses:

Capital Appreciation Fund

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended December 31, 2019

Total Dollars Allocated
Advertising / Marketing	$ 2,162
Printing / Postage	$0
Payment to Distributor	$ 6,624
Payment to Dealers	$ 4,726
Compensation to Sales Personnel	$0
Interest, Carrying, or Other Financial Charges	$0
Other	$0
Total	$ 13,512

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Opportunity Fund

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended December 31, 2019

Total Dollars Allocated
Advertising / Marketing	$ 8,172
Printing / Postage	$0
Payment to Distributor	$ 30,725
Payment to Dealers	$51,679
Compensation to Sales Personnel	$0
Interest, Carrying, or Other Financial Charges	$0
Other	$0
Total	$ 90,576

CUSTODIAN

U.S. Bank N.A. (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, 53212, is custodian for the securities and cash of each Fund. Under the Custody Agreement, the Custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 E. Michigan Street, Milwaukee, WI 53202, serves as fund accountant (the “Fund Accountant”) to the Funds pursuant to a Fund Accounting Servicing Agreement between the Company and Fund Services. U.S. Bancorp Fund Services, LLC serves as transfer agent (the “Transfer Agent”) to the Funds pursuant to a Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC. Under the Fund Accounting Servicing Agreement, Fund Services will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Fund Services will receive a fund accounting fee.

Under the Transfer Agent Servicing Agreement, U.S. Bancorp Fund Services, LLC will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. U.S. Bancorp Fund Services, LLC will receive a transfer agent fee.

ADMINISTRATOR

Fund Services serves as Fund Administrator (the “Administrator”) pursuant to a Fund Administration Servicing Agreement among the Company, the Investment Manager (with respect to the compensation section only), and Fund Services. Fund Services provides the following services under the Fund Administration Servicing Agreement. Fund services (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Funds’ general ledger and prepares the Funds’ quarterly financial statements; and (iv) prepares other specified financial and tax reports and information.

The table below shows the amount of administration fees paid by the Funds to Fund Services for the fiscal years shown.

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Administration Fees Paid During Fiscal Periods Ended December 31,
	2019	2018	2017
Capital Appreciation Fund	$55,040	$53,040	$53,819

Opportunity Fund	$139,107	$136,406	$118,151

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402-4509, is the Company’s independent registered public accounting firm. The independent registered public accounting firm has audited the financial statements included in the Annual Report.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Manager selects brokers and dealers to execute each Fund’s portfolio transactions in accordance with criteria set forth in the Advisory Agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Manager seeks to obtain “best execution” ‑ the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and the Investment Manager’s other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the investment personnel of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Manager may cause a Fund to pay certain brokers’ commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as “soft dollars.” Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, access to portfolio company management, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. It is not anticipated that the receipt of these products and services will reduce the Investment Manager’s research activities in providing investment advice to the Funds.

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As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Each Fund may obtain other services from brokers in connection with the Fund’s investment transactions with such brokers. Such services will be limited to services that would otherwise be a Fund expense.

If purchases or sales of securities of a Fund and one or more other clients managed by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

Because each Fund may, from time to time and subject to applicable law, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund placed portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of such Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

The following tables set forth the brokerage commissions that were paid by the Funds during the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017. There were no brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017.

Capital Appreciation Fund

Aggregate Brokerage Commissions Paid During Fiscal Years Ended December 31,
2019	2018	2017
$10,718	$11,928	$7,126

Opportunity Fund

Aggregate Brokerage Commissions Paid During Fiscal Years Ended December 31,
2019	2018	2017
$84,965	$134,852	$69,728

The Funds did not own securities issued by any of the ten broker-dealers (or the parent companies of such broker-dealers) with whom the Funds transacted the most business during the fiscal year ended December 31, 2019.

TAXATION OF THE FUNDS

Qualification as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gain and therefore does not expect to pay federal income tax, although in certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than that amount.

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To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, or net income derived from interests in certain qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in (A) the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or (B) the securities of one or more qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance.

For purposes of calculating capital gain distributions, each Fund offsets any prior taxable year’s capital loss carryovers against the current taxable year’s realized capital gains, if any, to the extent allowable by the Code; accordingly, no capital gain distributions will be made by a Fund for a taxable year until it has realized gains in that year in excess of any such loss carryover. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. Pursuant to the RIC Modernization Act, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and the loss carryover retains the character of the original loss (i.e., as short-term or long-term). Under pre-enactment laws, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. However, as of December 31, 2019, the Funds did not have any capital loss carryforwards.

Excise Tax

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 of the calendar year (or December 31 if elected by a Fund) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

Certain Tax Rules Applicable to the Funds’ Transactions

Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on Section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term capital gain or loss and 40% short-term capital gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988”

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gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Sale or Redemption of Shares

In general, you will recognize a gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so-called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

CAPITAL STOCK

The Company has authorized 1,000,000,000 shares of $.001 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Company has non-cumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Funds do not intend to hold annual shareholder meetings and are not required to. The Funds may hold special meetings, however, for matters requiring shareholder approval. A special meeting also may be called by the Board and certain officers in their discretion.

CONTROL PERSONS, PRINCIPAL HOLDERS, AND MANAGEMENT OWNERSHIP

Management Ownership. As of April 1, 2020, the Funds’ Officers and Board members, as a group, owned of record and beneficially, directly or indirectly, 25.20% of the outstanding shares of the Capital Appreciation Fund and 9.82% of the outstanding shares of the Opportunity Fund. The Officers and Board members may own shares in other pooled investment vehicles or management accounts managed by Prospector Partners Asset Management LLC or its affiliates.

Control Persons and Principal Holders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns, beneficially or through one or more controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of such control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.

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As of April 1, 2020, the following shareholders were considered to be either a control person or a principal shareholder of the Funds:

Capital Appreciation Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Gillespie Family 2000, LLC c/o Cravath Swaine & Moore 825 Eighth Avenue New York, NY 10019-7416	N/A	N/A	36.33%	Record
Richard P. Howard 85 Durham Road Guilford, CT 06437-2005	N/A	N/A	13.54%	Beneficial
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	Fidelity Brokerage Company	DE	6.97%	Record
John D. Gillespie c/o Prospector Partners Asset Management, LLC 370 Church Street Guilford, CT 06437-2004	N/A	N/A	6.93%	Beneficial

Opportunity Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Schwab Holdings, Inc.	DE	21.67%	Record
Gillespie Family 2000, LLC c/o Cravath Swaine & Moore 825 Eighth Avenue New York, NY 10019-7416	N/A	N/A	19.76%	Record
Saxon & Company P.O. Box 94597 Cleveland, OH 44101-4597	N/A	N/A	17.04%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	Fidelity Brokerage Company	DE	17.01%	Record

BUYING AND SELLING SHARES

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the

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rules applicable to these transactions. The Funds may reject any order to buy shares placed by an investor outside the U.S., in their discretion.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. The Company may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the NAV determined on the business day following the dividend record date (sometimes known as the “ex-dividend date”). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by Asset Allocators

Each Fund permits investment in the Funds by certain asset allocators (“Asset Allocators”) who make investment decisions on behalf of underlying clients. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Funds. As a result of adjustments in such asset allocation decisions, the Funds may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Company, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Company may restrict or reject trading activity by Asset Allocators if, in the judgment of the Investment Manager, such trading may interfere with the efficient management of a Fund’s portfolio, may materially increase a Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. None of the Company, the Funds, the Investment Manager or any other affiliated party receives any compensation or other consideration in return for permitting investments by Asset Allocators.

Other Payments

From time to time, the Investment Manager, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of a Fund. Such compensation may include financial assistance to dealers that enable the Investment Manager to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority.  The Investment Manager makes payments for events it deems appropriate, subject to the Investment Manager’s guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Prospector Partners Asset Management and any services provided.

Redemptions in Kind

In the case of redemption requests, each Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the relevant Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

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General Information

The proceeds from distributions will be either paid in cash or reinvested in additional shares at NAV. If you do not make an election as to the form in which you wish to receive distributions, distribution proceeds will be reinvested in additional shares at NAV.

Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by U.S. Bancorp Fund Services, LLC. The Company and the Funds will not be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (“ACH”) is a special service that we make available whenever possible. By offering this service to you, the Company is not bound to meet any redemption request in less than the seven-day period prescribed by law. None of the Funds, the Company or any of their respective agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the Prospectus.

If you buy or sell shares of a Fund through your securities dealer, the NAV next calculated after your securities dealer receives your request and is received by the Fund, will be used. If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time the Fund receives any required documents. Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request. If you purchase or redeem shares of a Fund through one or more financial intermediaries, the Fund will be deemed to have received such purchase or redemption order when the financial intermediary, or its authorized designee, receives the order.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the Prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Prospector Partners Asset Management or entered into a selling agreement and/or servicing agreement with Prospector Partners Asset Management or U.S. Bancorp Fund Services, LLC. For example, the Company permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (“NYSE”) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders, even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Company, Prospector Partners Asset Management and/or U.S. Bancorp Fund Services, LLC may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Company has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Company to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Company be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Company the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Company may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

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Certain clients of financial advisors whose firms have a selling agreement with Prospector Partners Asset Management may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please call Shareholder Services toll free at (877) 734-7862 for additional information on this program.

The Distributor may be entitled to payments from the Fund under the Plan, as discussed above. The Distributor receives no other compensation from the Fund for acting as underwriter.

PRICING OF SHARES

When you buy shares, you pay the NAV per share. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

When you sell shares, you receive the NAV per share minus any applicable redemption fees.

The NAV of a Fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of the Fund by the applicable number of shares outstanding.

NAV per share = Net Assets / Shares Outstanding

Each Fund calculates its NAV per share after the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. Each Fund may utilize independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, each Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, at the last quoted bid price. Each Fund values OTC portfolio securities at the last quoted bid price. If a security is traded or dealt in on more than one exchange, or on one or more exchanges and in the OTC market, quotations from the market in which the security is primarily traded shall be used.

Requests to buy and sell shares are processed at the NAV per share next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third-party pricing vendors will provide revised values to the relevant Fund.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee pursuant to procedures established under the general supervision and responsibility of the Funds’ Board.

FINANCIAL STATEMENTS

The Annual Report is a separate document supplied with this SAI. The financial statements, accompanying notes, and the report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

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APPENDIX A – PROXY VOTING PROCEDURES

PROSPECTOR FUNDS, INC.

Proxy Voting Policies and Procedures

September 7, 2007

SECTION 1.  Purpose

Shareholders of the various series (“Series”) of Prospector Funds, Inc. (the “Fund”) expect the Fund to vote proxies received from issuers whose voting securities are held by a Series. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Series.

SECTION 2.  Responsibilities

(A)Adviser. Pursuant to the investment advisory agreement between the Fund and the investment adviser providing advisory services to the Series (the “Adviser”), the Fund has delegated the authority to vote proxies received by each Series regarding securities contained in its portfolio to the Adviser. Accordingly, the Fund incorporates herein and makes a part hereof, the Adviser’s proxy voting policies and procedures (attached hereto as Appendix A). These Policies are to be implemented by the Adviser for each Series for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Series, the Adviser shall act on behalf of the applicable Series to promote the Series’ investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Series, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Series’ custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)Proxy Manager. The Fund will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Fund. The Proxy Manager shall oversee compliance by the Adviser and the Fund’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  Scope

These Policies summarize the Fund’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how the Adviser should vote the Series’ shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Series may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  Policies and Procedures for Voting Proxies

(A)General

(1)Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients and/or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Company’s Board of Directors (the “Board”) has been notified that the Adviser intends to use either such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Series’ proxies and has approved such guidelines; and (C) the Adviser’s and/or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Series’ Registration Statement (collectively considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Series’ proxies consistent with such Adviser Guidelines.

(2)Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Series.

(3)Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Series’ proxies consistent with Sections B and C below.

(B)Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Series’ shareholders.

(1)Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)Appointment of Auditors. Management recommendations will generally be supported.

(3)Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Series’ shareholders.

(C)Non-Routine Matters

(1)Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)Conflicts of Interest

The Adviser is responsible for maintaining procedures to identify conflicts of interest. The Fund recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Series advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Series, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Series, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of the Series’ shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)Abstention

The Fund may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Series’ shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Series to effect a vote would be uneconomic relative to the value of the Series’ investment in the issuer.

(F)Reporting

The Series are required to file Form N-PX annually with the SEC which lists the Series’ complete proxy voting record for the twelve month period ended June 30th. This form is available on the SEC’s website or is available by calling the Series’ toll-free number as listed on the Prospectus.

PROSPECTOR PARTNERS ASSET MANAGEMENT, LLC

Proxy Voting Policy and Procedures

Adopted July 11, 2005
Revised: October 2015

I.Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Prospector Partners Asset Management, LLC (the “Advisor”) generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Advisor votes proxies in the best interest of its clients and in accordance with these policies and procedures.

II.Use of Third-Party Proxy Voting Service

The Advisor has entered into an agreement with Institutional Shareholder Services (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Advisor with its research on proxies and to facilitate the electronic voting of proxies.

The Advisor has instructed the Proxy Voting Service that it is generally not to execute any ballot on behalf of the Advisor without first receiving specific instruction from the Advisor. If no approval is received by Proxy Voting Service by the voting deadline, the Proxy Voting Service will execute ballots in accordance with its recommendation and will notify the Advisor immediately that a vote has been executed on its behalf and the character of the vote.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the Advisor maintains ongoing oversight of the delegated proxy voting functions. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Advisor to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Advisor’s policies and procedures as necessary.

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Advisor and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (a) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (b) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (c) the Advisor has made a determination that it is in the best interests of the Advisor’s clients for the Advisor to vote the proxy, the Advisor’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.Keep a record of each proxy received;

2.Forward the proxy to the Portfolio Manager or Analyst responsible for voting the proxy on behalf of the Advisor;

3.Determine which accounts managed by the Advisor hold the security to which the proxy relates;

4.Provide the Portfolio Manager or Analyst with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Advisor must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

5.Absent material conflicts (see Section V), the Portfolio Manager or Analyst will determine whether the Advisor will follow the Proxy Voting Service’s recommendations or vote the proxy directly in accordance with the Advisor’s voting guidelines. The Portfolio Manager or Analyst will send his/her decision on how the Advisor will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Advisor’s proxy voting records.

6.Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Advisor has proxy voting obligations against a list of votes cast by the Advisor or by the Proxy Voting Service for clients) or that the Advisor has determined that not voting for a particular client is appropriate.

III.General Voting Guidelines

To the extent that the Advisor is voting a proxy itself and not utilizing the Proxy Voting Service, the Advisor will follow these general voting guidelines. Investment professionals of the Advisor each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Advisor’s clients. Generally, the Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. However, it is anticipated that circumstances may arise where votes are inconsistent with these general guidelines. In addition, the Advisor will vote proxies in the best interests of each particular client, which may result in different votes for proxies for the same issuer.

A.	Elections of Directors

Unless there is a proxy fight for seats on the Board of Directors, the Advisor will generally vote in favor of the management proposed slate of directors. The Advisor may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

•	Implement proposals to declassify boards

•	Implement a majority vote requirement

•	Submit a rights plan to a shareholder vote

•	Act on tender offers where a majority of shareholders have tendered their shares

The Advisor may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement.

B.	Appointment of Auditors

The Advisor generally believes that the company remains in the best position to choose its auditors and will generally support management’s recommendation for the appointment of auditors.

The Advisor will generally oppose the appointment of auditors when:

•	The fees for non-audit related services are disproportionate to the total audit fees

•	Other reasons to question the independence of the auditors exist

C.	Changes In Capital Structure

Absent a compelling reason to the contrary, the Advisor will generally cast votes in accordance with the company’s management. However, the Advisor will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

The Advisor will generally favor increases in authorized common stock when it is necessary to:

•	Implement a stock split

•	Aid in restructuring or acquisition

•	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan

The Advisor will generally oppose increases in authorized common stock when:

•	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense

•	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance

D.	Corporate Restructurings, Mergers and Acquisitions

The Advisor will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.	Proposals Affecting Shareholder Rights

The Advisor believes that certain fundamental rights of shareholders must be protected. The Advisor will weigh the financial impact of proposed measures against the impairment of shareholder rights.
The Advisor will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders’ voice in the affairs of the company.

F.	Corporate Governance

The Advisor believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company’s shareholders.

The Advisor will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

•	Equal access to proxies

•	A majority of independent directors on key committees

•	The Advisor will generally oppose:

•	Companies having two classes of shares

•	The existence of a majority of interlocking directors

G.	Anti-Takeover Measures

In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company.
The Advisor will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as:

•	Shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

The Advisor will generally oppose proposals that have the purpose or effect of entrenching management or diluting shareholder ownership, such as:

•	“Blank check” preferred stock

•	Classified boards

•	Supermajority vote requirements

H.	Executive Compensation

The Advisor generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered.

•The Advisor will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

•	The long-term interests of management and shareholders are properly aligned

•	The option exercise price is not below market price on the date of grant

•	An acceptable number of employees are eligible to participate in such compensation programs

The Advisor will generally favor proposals that have the purpose or effect of fairly benefiting both management and shareholders, such as proposals to:

•	“Double trigger” option vesting provisions

•	Seek treating employee stock options as an expense

The Advisor will generally oppose proposals that have the purpose or effect of unduly benefiting management, such as:

•	Plans that permit re-pricing of underwater employee stock options

•	“Single trigger” option vesting provisions

I.	Social And Corporate Responsibility

The Advisor will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value. The Advisor will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.	Abstentions; Determination Not to Vote; Closed Positions

The Advisor will abstain from voting or affirmatively decide not to vote if the Advisor determines that abstention or not voting is in the best interests of the client. In making this determination, the Advisor will consider various factors, including, but not limited to, (i) the costs associates with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Advisor may determine not to vote proxies relating to securities in which clients have no position as of the receipt of the proxy (for example, when the Advisor has sold, or has otherwise closed, a client position after the proxy record date but before the proxy receipt date).

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. The Advisor may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

IV.Disclosure

A.The Advisor will disclose in its Form ADV Part 2A that clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Advisor voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Advisor voted the client’s proxy.

B.A concise summary of these Proxy Voting Policies and Procedures will be included in the Advisor’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients.

V.Potential Conflicts of Interest

A.In the event that the Advisor is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Advisor and its clients. This examination will include a review of the relationship of the Advisor, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Advisor or an affiliate of the Advisor or has some other relationship with the Advisor, its personnel or a client of the Advisor.

B.If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Advisor will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Advisor will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Advisor may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

C.The Advisor may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Advisor determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Advisor will give the ERISA client the opportunity to vote the proxies themselves.

D.If the Advisor determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a series (the “Series”) of Prospector Funds, Inc. (the “Mutual Fund”), then the Advisor shall contact the Chairman of the Board of the Mutual Fund. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Mutual Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of the Series’ shareholders and may consider the recommendations of the Advisor or independent third parties that evaluate proxy proposals. The Advisor will vote the proposal according the determination and maintain records relating to this process.

VI.Proxy Recordkeeping

The Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. (Under the services contract between the Advisor and its Proxy Voting Service, the Proxy Voting Service will maintain the Advisor’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.copies of these proxy voting policies and procedures, and any amendments thereto;

2.A copy of each proxy statement that the Advisor receives regarding client securities (the Advisor may rely on third parties or EDGAR);

3.A record of each vote that the Advisor casts;

4.A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Advisor’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained.);

5.A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

6.A copy of the documentation relating to the Advisor’s determination that a conflict of interest exists with respect to a proxy, including the nature of the conflict, the factors considered in determining how to resolve and address the conflict, and any action taken with respect to the particular proxy.

PROSPECTOR FUNDS
PART C

Item 28. Exhibits

(a)	Articles of Incorporation dated June 6, 2007 were previously filed with the initial Registration Statement on Form N-1A on June 12, 2007 and are incorporated herein by reference.

(i)
Articles of Amendment and Restatement dated September 7, 2007 were previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and are incorporated herein by reference.

(b)	By-Laws were previously filed with the initial Registration Statement on Form N-1A on June 12, 2007 and are incorporated herein by reference.

(i)	Amended and Restated By-Laws were previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A on September 17, 2007 and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)
Investment Advisory Agreement dated September 19, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(i)	First Amendment to the Investment Advisory Agreement - filed herewith.

(e)
Distribution Agreement dated September 14, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(i)
First Amendment to the Distribution Agreement dated October 1, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(ii)
Second Amendment to the Distribution Agreement dated September 3, 2013 was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on April 25, 2014 and is incorporated herein by reference.

(iii)	Novation Agreement dated March 31, 2020 - filed herewith.

(f)	Bonus or Profit Sharing Contracts – Not Applicable.

(g)
Global Custody Agreement dated September 14, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(i)
First Amendment to the Global Custody Agreement dated May 1, 2008 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(ii)
Second Amendment to the Global Custody Agreement dated October 1, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Transfer Agent Servicing Agreement dated September 14, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(A)
First Amendment to the Transfer Agent Servicing Agreement dated October 1, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(ii)
Fund Accounting Servicing Agreement dated September 14, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(A)
First Amendment to the Fund Accounting Servicing Agreement dated October 1, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(iii)
Fund Administration Servicing Agreement dated September 14, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(A)
First Amendment to the Fund Administration Servicing Agreement dated October 1, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(iv)
Form of Joint Errors and Omission Liability Insurance Agreement dated September 2007 was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A on September 17, 2007 and is incorporated by reference.

(v)
Fee Waiver and Expense Limitation Agreement dated September 19, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(A)
Amended and Restated Fee Waiver and Expense Limitation Agreement restated February 19, 2014 was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on April 25, 2014 and is incorporated herein by reference.

(B)
Amended and Restated Fee Waiver and Expense Limitation Agreement restated February 23, 2016 was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on April 26, 2016 and is incorporated herein by reference.

(C)
Amended and Restated Fee Waiver and Expense Limitation Agreement restated February 21, 2017 was previously filed with Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A on April 27, 2017 and is incorporated herein by reference.

(D)
Amended and Restated Fee Waiver and Expense Limitation Agreement restated February 20, 2018 was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on April 27, 2018 and is incorporated herein by reference.

(E)
Amended and Restated Fee Waiver and Expense Limitation Agreement restated February 20, 2019 was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 26, 2019 and is incorporated herein by reference.

(F)	Amended and Restated Fee Waiver and Expense Limitation Agreement restated September 5, 2019 - filed herewith.

(vi)	Escrow Agreement dated September 17, 2007 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 23, 2009 and is incorporated herein by reference.

(i)	Legal Opinion.

(i)	Legal Opinion of Seward & Kissel LLP – filed herewith.

(j)	Other Opinions.

(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – None.

(l)
Initial Capital Agreement dated September 7, 2007 was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A on September 17, 2007 and is incorporated herein by reference.

(m)	Distribution Plan was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A on September 17, 2007 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan – None.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Prospector Funds, Inc. Revised Code of Ethics dated September 3, 2009 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on February 12, 2010 and is incorporated herein by reference.

(ii)
Prospector Partners, LLC and Prospector Partners Asset Management, LLC Code of Business Conduct and Personal Trading Procedures dated September 7, 2007 were previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A on September 17, 2007 and are incorporated herein by reference.

(iii)	Prospector Code of Ethics was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on April 26, 2016 and is incorporated herein by reference.

Other Exhibits:

(i)	Power of Attorney for John D. Gillespie dated September 7, 2007*.
(ii)	Power of Attorney for Harvey D. Hirsch dated September 7, 2007*.
(iii)	Power of Attorney for Joseph Klein III dated September 7, 2007*.
(iv)	Power of Attorney for Roy L. Nersesian dated September 7, 2007*.
(v)	Power of Attorney for John T. Rossello, Jr. dated September 7, 2007*.

*Incorporated by reference to Pre-Effective Amendment No. 2, filed on September 17, 2007.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director and officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Manager

The descriptions of Prospector Partners Asset Management, LLC under the captions “Management” in the Prospectus and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the managing member and officers of Prospector Partners Asset Management, LLC is set forth in Prospector Partners Asset Management, LLC’s Form ADV filed with the Securities and Exchange Commission and is incorporated by reference.

Item 32. Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Majority Shares ETF Trust
Aegis Funds	Managed Portfolio Series
Allied Asset Advisors Funds	Manager Directed Portfolios
Alpha Architect ETF Trust	Matrix Advisors Fund Trust
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Barrett Opportunity Fund, Inc.	Monetta Trust
BMT Investment Funds	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Fund, Inc.
Brookfield Investment Funds	Nicholas High Income Fund, Inc.
Buffalo Funds	Nicholas II, Inc.
Chestnut Street Fund	Nicholas Ltd Edition, Inc.
Cushing® Mutual Funds Trust	North Capital Funds Trust
DoubleLine Funds Trust	Permanent Portfolio Family of Funds
ETF Series Solutions	Perritt Funds, Inc.
First American Funds, Inc.	PRIMECAP Odyssey Funds
FundX Investment Trust	Procure ETF Trust I
Glenmede Fund, Inc.	Procure ETF Trust II
Glenmede Portfolios	Professionally Managed Portfolios
GoodHaven Funds Trust	Prospector Funds, Inc.
Greenspring Fund, Inc.	Provident Mutual Funds, Inc.
Harding Loevner Funds, Inc.	RBB Fund, Inc.
Hennessy Funds Trust	RBC Funds Trust
Horizon Funds	Series Portfolios Trust
Hotchkis & Wiley Funds	Thompson IM Funds, Inc.
Intrepid Capital Management Funds Trust	TIGERSHARES Trust
Jacob Funds, Inc.	TrimTabs ETF Trust
Jensen Quality Growth Fund Inc.	Trust for Professional Managers
Kirr Marbach Partners Funds, Inc.	Trust for Advised Portfolios
Listed Funds Trust	USCA Fund Trust
LKCM Funds	USQ Core Real Estate Fund
LoCorr Investment Trust	Wall Street EWM Funds Trust
Lord Asset Management Trust	Wisconsin Capital Funds, Inc.
MainGate Trust	YCG Funds

(b)To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Quasar
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer & Manager
Teresa M.K. Cowan	111 E. Kilbourn Ave., Suite 1250, Milwaukee, WI 53202	Vice President
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Susan L. LaFond	111 E. Kilbourn Ave., Suite 1250, Milwaukee, WI 53202	Chief Compliance Officer – Distribution Services
Jennifer A. Brunner	111 E. Kilbourn Ave., Suite 1250, Milwaukee, WI 53202	Chief Compliance Officer – Dealer Clearing Services
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial Operations Principal

(c)    Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant's Investment Manager	Prospector Partners Asset Management, LLC 370 Church Street Guilford, Connecticut 06437
Registrant's Custodian	U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant's Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 1250 Milwaukee, WI 53202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Guilford and State of Connecticut, on the 29th day of April, 2020.

PROSPECTOR FUNDS, INC.

By: /s/ John D. Gillespie*
John D. Gillespie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John D. Gillespie*	President, Director	April 29, 2020
John D. Gillespie

/s/ Peter N. Perugini, Jr.	Treasurer, Secretary	April 29, 2020
Peter N. Perugini, Jr.

/s/ Harvey D. Hirsch*	Director	April 29, 2020
Harvey D. Hirsch

/s/ Joseph Klein III*	Director	April 29, 2020
Joseph Klein III

/s/ Roy L. Nersesian*	Director	April 29, 2020
Roy L. Nersesian

/s/ John T. Rossello, Jr.*	Director	April 29, 2020
John T. Rossello

*By: /s/ Peter N. Perugini, Jr.		April 29, 2020
Peter N. Perugini, Jr.
Attorney in Fact pursuant to
Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
First Amendment to the Investment Advisory Agreement	EX.99.d.(i)
Novation Agreement dated March 31, 2020	EX.99.e.(iii)
Amended and Restated Fee Waiver and Expense Limitation Agreement	EX.99.h.(v)(F)
Legal Opinion	EX-99.i.(i)
Consent of Independent Registered Public Accounting Firm	EX-99.j.(i)